EXHIBIT 4.1


                                                               EXECUTION VERSION

                      AMENDED AND RESTATED TRUST AGREEMENT

                          dated as of February 26, 2004

                                      among

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.,
                   as Depositor and Certificate Administrator,

                                 CITIBANK, N.A.,
                                   as Trustee

                                       and

                        CHRISTIANA BANK & TRUST COMPANY,
                               as Delaware Trustee




                   Washington Mutual Mortgage Securities Corp.

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2004-RS1

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                                TABLE OF CONTENTS
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                                                                                                               Page
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ARTICLE I........................................................................................................5

         Section 1.01.         Definitions.......................................................................5
                  Administrative Officer.........................................................................5
                  Aggregate Certificate Principal Balance........................................................5
                  Allocated Realized Loss........................................................................5
                  Allocated Uncompensated Interest Shortfall.....................................................6
                  Authenticating Agent...........................................................................6
                  Authorized Denomination........................................................................6
                  Avoided Payment................................................................................6
                  Bankruptcy Coverage............................................................................6
                  Bankruptcy Loss................................................................................6
                  Beneficial Holder..............................................................................7
                  Benefit Plan Opinion...........................................................................7
                  Book-Entry Certificates........................................................................7
                  Business Day...................................................................................7
                  Certificate....................................................................................7
                  Certificate Account............................................................................7
                  Certificate Administrator......................................................................7
                  Certificate Administrator Fee..................................................................7
                  Certificateholder or Holder....................................................................7
                  Certificate Insurance Policy...................................................................8
                  Certificate Insurer............................................................................8
                  Certificate Insurer Default....................................................................8
                  Certificate Insurer Premium....................................................................8
                  Certificate Interest Rate......................................................................9
                  Certificate of Trust...........................................................................9
                  Certificate Principal Balance..................................................................9
                  Certificate Register and Certificate Registrar.................................................9
                  Class..........................................................................................9
                  Class A Certificates...........................................................................9
                  Class A-L Regular Interests....................................................................9
                  Class A-1 Certificates.........................................................................9
                  Class A-1-L Regular Interest...................................................................9
                  Class A-2 Certificates........................................................................10
                  Class A-2-L Regular Interest..................................................................10
                  Class A-3 Certificates........................................................................10
                  Class A-3 Covered Shortfall Amount............................................................10
                  Class A-3 Priority Amount.....................................................................10
                  Class A-3 Reimbursement Amount................................................................10
                  Class A-3 Reserve Fund........................................................................10
                  Class A-3-L Regular Interest..................................................................10
                  Class A-4 Certificates........................................................................10
                  Class A-4-L Regular Interest..................................................................10
                  Class A-5 Certificates........................................................................10
                  Class A-5-L Regular Interest..................................................................10
                  Class A-6 Certificates........................................................................10


                  Class A-6 Priority Amount.....................................................................11
                  Class A-6-L Regular Interest..................................................................11
                  Class A-7 Certificates........................................................................11
                  Class A-7-L Regular Interest..................................................................11
                  Class A-8 Certificates........................................................................11
                  Class A-8-L Regular Interest..................................................................11
                  Class A-9 Certificates........................................................................11
                  Class A-9 Notional Amount.....................................................................11
                  Class A-10 Certificates.......................................................................11
                  Class A-10-L Regular Interest.................................................................11
                  Class A-11 Certificates.......................................................................11
                  Class A-11-L Regular Interest.................................................................11
                  Class A-12 Certificates.......................................................................11
                  Class A-12-L Regular Interest.................................................................11
                  Class A-13 Certificates.......................................................................11
                  Class A-13-L Regular Interest.................................................................11
                  Class A-14 Certificates.......................................................................12
                  Class A-14 Notional Amount....................................................................12
                  Class A-15 Certificates.......................................................................12
                  Class A-15-L Regular Interest.................................................................12
                  Class A-16 Certificates.......................................................................12
                  Class A-16 Notional Amount....................................................................12
                  Class A-17 Certificates.......................................................................12
                  Class A-17-L Regular Interest.................................................................12
                  Class A-18 Certificates.......................................................................12
                  Class A-18 Notional Amount....................................................................12
                  Class A-19 Accretion Termination Date.........................................................12
                  Class A-19 Accrual Amount.....................................................................12
                  Class A-19 Certificates.......................................................................12
                  Class A-19-L Regular Interest.................................................................12
                  Class A-20 Accretion Termination Date.........................................................13
                  Class A-20 Accrual Amount.....................................................................13
                  Class A-20 Certificates.......................................................................13
                  Class A-20-L Regular Interest.................................................................13
                  Class B Certificates..........................................................................13
                  Class Notional Amount.........................................................................13
                  Class Principal Balance.......................................................................13
                  Class R Certificates..........................................................................14
                  Class R Residual Interests....................................................................14
                  Class R-1 Residual Interest...................................................................14
                  Class R-2 Residual Interest...................................................................14
                  Clean-Up Call Percentage......................................................................14
                  Clearing Agency...............................................................................14
                  Closing Date..................................................................................15
                  Code..........................................................................................15

                                                                       ii

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                  Company.......................................................................................15
                  Corporate Trust Office........................................................................15
                  Corporation...................................................................................15
                  Corresponding Class...........................................................................15
                  Credit Support Depletion Date.................................................................15
                  Cut-Off Date..................................................................................15
                  Deceased Holder...............................................................................15
                  Deficiency Amount.............................................................................16
                  Definitive Certificates.......................................................................16
                  Delaware Trustee..............................................................................16
                  Depositary Agreement..........................................................................16
                  Determination Date............................................................................16
                  Disqualified Organization.....................................................................16
                  Distribution Date.............................................................................16
                  DTC...........................................................................................16
                  DTC Participant...............................................................................16
                  Eligible Institution..........................................................................16
                  ERISA.........................................................................................16
                  Event of Default..............................................................................16
                  FDIC..........................................................................................16
                  Final Maturity Date...........................................................................16
                  Fitch.........................................................................................16
                  Fraud Coverage................................................................................16
                  Fraud Loss....................................................................................17
                  Freddie Mac...................................................................................17
                  Indirect DTC Participants.....................................................................17
                  Insurance Agreement...........................................................................17
                  Insured Certificates..........................................................................17
                  Insured Payment...............................................................................17
                  Interest Distribution Amount..................................................................17
                  Investment Depository.........................................................................17
                  Last Scheduled Distribution Date..............................................................17
                  Late Payment Rate.............................................................................17
                  LIBOR.........................................................................................17
                  LIBOR Determination Date......................................................................18
                  Living Holder.................................................................................18
                  Lockout Percentage............................................................................19
                  Lockout Priority Amount.......................................................................19
                  Master Servicer...............................................................................19
                  Mortgage Loan Schedule........................................................................19
                  Mortgage Loans................................................................................19
                  Nonpayment....................................................................................19
                  Non-U.S. Person...............................................................................19
                  Notice........................................................................................19
                  Notice Addresses..............................................................................19


                                                                       iii
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                  OTS...........................................................................................20
                  Officer's Certificate.........................................................................20
                  Opinion of Counsel............................................................................20
                  Original Trust Agreement......................................................................20
                  Owner.........................................................................................20
                  Ownership Interest............................................................................20
                  Pass-Through Entity...........................................................................20
                  Paying Agent..................................................................................20
                  Percentage Interest...........................................................................20
                  Permitted Transferee..........................................................................21
                  Person........................................................................................21
                  Planned Principal Balance.....................................................................21
                  Pooling and Servicing Agreement...............................................................21
                  Principal Balance.............................................................................22
                  Principal Distribution Amount.................................................................22
                  Prior Period..................................................................................22
                  Pro Rata Allocation...........................................................................22
                  Prospectus....................................................................................22
                  Random Lot....................................................................................22
                  Rating Agency.................................................................................22
                  Ratings.......................................................................................22
                  Record Date...................................................................................22
                  Reference Banks...............................................................................22
                  Regular Interests.............................................................................22
                  REMIC.........................................................................................22
                  REMIC Provisions..............................................................................23
                  REMIC I.......................................................................................23
                  REMIC I Assets................................................................................23
                  REMIC I Available Distribution Amount.........................................................23
                  REMIC I Distribution Amount...................................................................23
                  REMIC I Regular Interests.....................................................................28
                  REMIC II......................................................................................28
                  REMIC II Assets...............................................................................28
                  REMIC II Available Distribution Amount........................................................28
                  REMIC II Distribution Amount..................................................................28
                  REMIC II Regular Interests....................................................................29
                  Residual Certificates.........................................................................29
                  Residual Distribution Amount..................................................................29
                  Responsible Officer...........................................................................29
                  Rounding Account..............................................................................30
                  Rounding Amount...............................................................................30
                  S&P...........................................................................................30
                  Scheduled Payment.............................................................................30
                  Secretary of State............................................................................30
                  Securities Act................................................................................30


                                                                      iv
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                  Special Retail Certificates...................................................................30
                  Statutory Trust Statute.......................................................................31
                  Step Down Percentage..........................................................................31
                  Tax Matters Person............................................................................31
                  Termination Date..............................................................................31
                  Termination Payment...........................................................................31
                  Transfer......................................................................................31
                  Transferee....................................................................................31
                  Transferee Affidavit and Agreement............................................................32
                  Trust.........................................................................................32
                  Trust Assets..................................................................................32
                  Trustee.......................................................................................32
                  Underlying Certificates.......................................................................32
                  Underlying Trust..............................................................................32
                  Underwriter...................................................................................32
                  U.S. Person...................................................................................32


ARTICLE II            Creation of the Trust; Conveyance of the Trust Assets and REMIC I Regular Interests; REMIC Election
                      and Designations; Original Issuance of Certificates.......................................32

         Section 2.01.         Creation of the Trust............................................................32
         Section 2.02.         Restrictions on Activities of the Trust..........................................33
         Section 2.03.         Separateness Requirements........................................................34
         Section 2.04.         Conveyance of Trust Assets; Security Interest....................................35
         Section 2.05.         [Reserved].......................................................................37
         Section 2.06.         REMIC Election for REMIC I.......................................................37
         Section 2.07.         [Reserved].......................................................................38
         Section 2.08.         Representations and Warranties of the Company....................................38
         Section 2.09.         Acknowledgment of Transfer of Trust Assets.......................................38
         Section 2.10.         Conveyance of REMIC I Regular Interests; Security Interest.......................38
         Section 2.11.         REMIC Election for REMIC II......................................................40
         Section 2.12.         Acknowledgement of Transfer of REMIC II Assets; Authentication of Certificates...41
         Section 2.13.         Legal Title......................................................................41
         Section 2.14.         Compliance with ERISA Requirements...............................................41

ARTICLE III           Administration of the Underlying Certificates.............................................41

         Section 3.01.         The Company to Act as Certificate Administrator..................................41
         Section 3.02.         [Reserved].......................................................................42
         Section 3.03.         [Reserved].......................................................................42
         Section 3.04.         The Certificate Account..........................................................42
         Section 3.05.         [Reserved].......................................................................42
         Section 3.06.         [Reserved].......................................................................42
         Section 3.07.         [Reserved].......................................................................42
         Section 3.08.         [Reserved].......................................................................42


                                                                       v
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         Section 3.09.         Compliance with Federal Withholding Requirements.................................42
         Section 3.10.         [Reserved].......................................................................42
         Section 3.11.         Compensation to the Certificate Administrator....................................42
         Section 3.12.         Reports to the Trustee; Certificate Account Statement............................43
         Section 3.13.         Annual Statement as to Compliance................................................43
         Section 3.14.         [Reserved].......................................................................43
         Section 3.15.         Annual Independent Public Accountants' Servicing Report..........................43
         Section 3.16.         Maintenance of the Class A-3 Reserve Fund........................................43
         Section 3.17.         [Reserved.]......................................................................44
         Section 3.18.         [Reserved.]......................................................................44
         Section 3.19.         [Reserved.]......................................................................44
         Section 3.20.         [Reserved.]......................................................................44
         Section 3.21.         Maintenance of the Certificate Insurance Policy; Collections Thereunder..........44
         Section 3.22.         Maintenance of the Rounding Account; Collections Thereunder......................45

ARTICLE IV            Payments to Certificateholders; Payment of Expenses.......................................46

         Section 4.01.         Distributions to Certificate Insurer and Holders of REMIC I Regular Interests and Class R-1
                               Residual Interest................................................................46
         Section 4.02.         Distribution Reports to the Trustee..............................................47
         Section 4.03.         [Reserved.]......................................................................47
         Section 4.04.         Distributions to Certificateholders; Payment of Certificate Administrator Fee....47
         Section 4.05.         Statements to Certificateholders.................................................49
         Section 4.06.         Principal Distributions on the Special Retail Certificates.......................49

ARTICLE V             The Certificates..........................................................................53

         Section 5.01.         The Certificates.................................................................53
         Section 5.02.         Certificates Issuable in Classes; Distributions of Principal and Interest; Authorized
                               Denominations....................................................................57
         Section 5.03.         Registration of Transfer and Exchange of Certificates............................58
         Section 5.04.         Mutilated, Destroyed, Lost or Stolen Certificates................................58
         Section 5.05.         Persons Deemed Owners............................................................59
         Section 5.06.         Temporary Certificates...........................................................59
         Section 5.07.         Book-Entry for Book-Entry Certificates...........................................59
         Section 5.08.         Notices to Clearing Agency.......................................................60
         Section 5.09.         Definitive Certificates..........................................................61
         Section 5.10.         Office for Transfer of Certificates..............................................61
         Section 5.11.         Nature of Certificates...........................................................61

ARTICLE VI            The Company and the Certificate Administrator.............................................62

         Section 6.01.         Liability of the Company and the Certificate Administrator.......................62
         Section 6.02.         Merger or Consolidation of the Company, or the Certificate Administrator.........62




                                                                     vi
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         Section 6.03.         Limitation on Liability of the Company, the Certificate Administrator and Others.62
         Section 6.04.         The Company and the Certificate Administrator not to Resign......................63
         Section 6.05.         Trustee Access...................................................................63

ARTICLE VII           Default...................................................................................63

         Section 7.01.         Events of Default................................................................63
         Section 7.02.         Trustee to Act; Appointment of Successor.........................................65
         Section 7.03.         Notification to Certificateholders...............................................66

ARTICLE VIII          Concerning the Trustees...................................................................66

         Section 8.01.         Duties of Trustees...............................................................66
         Section 8.02.         Certain Matters Affecting the Trustees...........................................68
         Section 8.03.         Trustees Not Liable for Certificates or Underlying Certificates..................69
         Section 8.04.         Trustees May Own Certificates....................................................69
         Section 8.05.         The Certificate Administrator to Pay Trustees' Fees and Expenses.................69
         Section 8.06.         Eligibility Requirements for Trustees............................................70
         Section 8.07.         Resignation and Removal of Trustees..............................................70
         Section 8.08.         Successor Trustee................................................................71
         Section 8.09.         Merger or Consolidation of Trustee...............................................72
         Section 8.10.         Appointment of Co-Trustee or Separate Trustee....................................72
         Section 8.11.         Authenticating Agents............................................................73
         Section 8.12.         Paying Agents....................................................................74
         Section 8.13.         Duties of Delaware Trustee.......................................................75
         Section 8.14.         Amendment to Certificate of Trust................................................75
         Section 8.15.         Limitation of Liability..........................................................75

ARTICLE IX            Termination...............................................................................75

         Section 9.01.         Termination Upon Purchase by the Certificate Administrator of the Underlying Certificates   75
         Section 9.02.         Additional Termination Requirements..............................................77
         Section 9.03.         Trust Irrevocable................................................................78

ARTICLE X             Miscellaneous Provisions..................................................................78

         Section 10.01.        Amendment........................................................................78
         Section 10.02.        [Reserved.]......................................................................79
         Section 10.03.        Limitation on Rights of Certificateholders.......................................79
         Section 10.04.        Access to List of Certificateholders.............................................80
         Section 10.05.        Governing Law....................................................................81
         Section 10.06.        Notices..........................................................................81
         Section 10.07.        Severability of Provisions.......................................................81
         Section 10.08.        Counterpart Signatures...........................................................81
         Section 10.09.        Benefits of Agreement............................................................81
         Section 10.10.        Notices and Copies to Rating Agencies............................................82


                                                                   vii

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Exhibit A      Form of Certificates (other than Class R Certificates)
Exhibit B      Form of Class R Certificates
Exhibit C      [Reserved]
Exhibit E      Selling And Servicing Contract
Exhibit F      [Reserved]
Exhibit G      [Reserved]
Exhibit H      Form of Additional Matter Incorporated Into The Certificates
Exhibit I      Transferor Certificate
Exhibit J      Transferee Affidavit And Agreement
Exhibit K      Form of Certificate Insurance Policy


         This Amended and Restated Trust Agreement, dated and effective as of February 26, 2004 (this "Agreement"), is executed by and among Washington Mutual Mortgage Securities Corp., as depositor and Certificate Administrator (the "Company"), Citibank, N.A., a national banking association with a corporate trust office at 111 Wall Street, 14th Floor, Zone 3, New York, New York 10005, as Trustee (the "Trustee"), and Christiana Bank & Trust Company, as Delaware Trustee (the "Delaware Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

                              PRELIMINARY STATEMENT

         The Company at the Closing Date is the owner of the Underlying Certificates and the other property being conveyed by it to the Trust. On the Closing Date, the Company will acquire the REMIC I Regular Interests and the Class R-1 Residual Interest from the Trust as consideration for its transfer to the Trust of the Underlying Certificates and certain other assets and will be the owner of the REMIC I Regular Interests and the Class R-1 Residual Interest. Thereafter on the Closing Date, the Company will acquire the Certificates (other than the Class R Certificates) and the Class R-2 Residual Interest from the Trust as consideration for its transfer to the Trust of the REMIC I Regular Interests and will be the owner of the Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for (i) the conveyance to the Trust of the Underlying Certificates and certain other assets,
(ii) the issuance to the Company of the REMIC I Regular Interests and the Class R-1 Residual Interest representing in the aggregate the entire beneficial interest in REMIC I, (iii) the conveyance to the Trust of the REMIC I Regular Interests and (iv) the issuance to the Company of the Certificates, such Certificates (other than the portion of the Class R Certificates representing ownership of the Class R-1 Residual Interest) representing in the aggregate the entire beneficial interest in REMIC II. The Company is entering into this Agreement, and the Trustee and the Delaware Trustee are each accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         The Certificates issued hereunder have been offered for sale pursuant to a Prospectus, dated February 10, 2004, and a Prospectus Supplement, dated February 24, 2004, of the Company (together, the "Prospectus"). The Trust created hereunder is intended to be the "Trust" described in the Prospectus and the Certificates are intended to be the "Certificates" described therein. The following tables set forth the designation, type of interest, Certificate Interest Rate, initial Class Principal Balance and Final Maturity Date for the REMIC I Regular Interests, the Class R Residual Interests and the Certificates:

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
                                                               REMIC I Interests

    Class Designation for
    each REMIC I Regular
   Interest and the Class                         Certificate            Initial Class
    R-1 Residual Interest       Type of            Interest                Principal
                               Interest            Rate (1)                 Balance             Final Maturity Date*
  ------------------------    ------------    --------------------    --------------------     ------------------------
  Class A-1-L                  Regular             4.500%                $107,707,858.00          November 2033
  Class A-2-L                  Regular             5.500%                  13,963,546.00          November 2033
  Class A-3-L                  Regular             5.500%                  15,000,000.00          November 2033
  Class A-4-L                  Regular             5.500%                  36,750,000.00          November 2033
  Class A-5-L                  Regular             5.500%                   4,587,000.00          November 2033
  Class A-6-L                  Regular             (2)                        245,454.00          November 2033
  Class A-7-L                  Regular             4.500%                  62,402,144.00          November 2033
  Class A-8-L                  Regular             8.000%                  39,960,856.00          November 2033
  Class A-10-L                 Regular             5.500%                   9,070,472.00          November 2033
  Class A-11-L                 Regular             5.500%                  30,597,000.00          November 2033
  Class A-12-L                 Regular             (2)                      1,130,449.00          November 2033
  Class A-13-L                 Regular             8.000%                  43,083,142.00          November 2033
  Class A-15-L                 Regular             4.750%                  23,779,000.00          November 2033
  Class A-17-L                 Regular             4.750%                  25,396,000.00          November 2033
  Class A-19-L                 Regular             4.750%(3)                   25,000.00          November 2033
  Class A-20-L                 Regular             4.750%(4)                  800,000.00          November 2033
  Class R-1 +                  Residual            5.485%                         100.00          November 2033

* The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan matures. For federal income tax purposes, for each Class of REMIC I Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.

+ The Class R-1 Residual Interest is entitled to receive the applicable Residual Distribution Amount.

(1) Interest distributed to the REMIC I Regular Interests (other than the Class A-6-L and Class A-12-L Regular Interests, which shall not be entitled to receive any distributions of interest) and the Class R-1 Residual Interest on each Distribution Date will have accrued at the applicable per annum Certificate Interest Rate on the applicable Class Principal Balance outstanding immediately before such Distribution Date.

(2) The Class A-6-L and Class A-12-L Regular Interests shall not be entitled to receive any distributions of interest.

(3) On each Distribution Date on or before the Class A-19 Accretion Termination Date, an amount equal to the Class A-19 Accrual Amount shall be added to the Class A-19-L Principal Balance, and such amount shall be distributed as principal to certain Classes of Class A-L Regular Interests and shall not be distributed as interest to the Class A-19-L Regular Interest.

(4) On each Distribution Date on or before the Class A-20 Accretion Termination Date, an amount equal to the Class A-20 Accrual Amount shall be added to the Class A-20-L Principal Balance, and such amount shall be distributed as principal to certain Classes of Class A-L Regular Interests and shall not be distributed as interest to the Class A-20-L Regular Interest.


         As provided herein, with respect to REMIC I, the Company will cause an election to be made on behalf of REMIC I to be treated for federal income tax purposes as a REMIC. The REMIC I Regular Interests will be designated regular interests in REMIC I and the Class R-1 Residual Interest will be designated the sole class of residual interest in REMIC I, for purposes of the REMIC Provisions.

                                                               REMIC II Interests

    Class Designation for
        each Class of
        Certificates                              Certificate            Initial Class
      and the Class R-2         Type of            Interest                Principal               Final Maturity
      Residual Interest        Interest            Rate (1)                 Balance                     Date*
  ------------------------    ------------    --------------------    --------------------     ------------------------
  Class A-1                    Regular             4.500%                $107,707,858.00          November 2033
  Class A-2                    Regular             5.500%                  13,963,546.00          November 2033
  Class A-3                    Regular             5.500%                  15,000,000.00          November 2033
  Class A-4                    Regular             5.500%                  36,750,000.00          November 2033
  Class A-5                    Regular             5.500%                   4,587,000.00          November 2033
  Class A-6                    Regular             (2)                        245,454.00          November 2033
  Class A-7                    Regular             4.500%                  62,402,144.00          November 2033
  Class A-8                    Regular             (3)                     39,960,856.00          November 2033
  Class A-9                    Regular             (4)                          -----             November 2033
  Class A-10                   Regular             5.500%                   9,070,472.00          November 2033
  Class A-11                   Regular             5.500%                  30,597,000.00          November 2033
  Class A-12                   Regular             (2)                      1,130,449.00          November 2033
  Class A-13                   Regular             (5)                     43,083,142.00          November 2033
  Class A-14                   Regular             (6)                          -----             November 2033
  Class A-15                   Regular             4.000%                  23,779,000.00          November 2033
  Class A-16                   Regular             5.500%(7)                    -----             November 2033
  Class A-17                   Regular             4.700%                  25,396,000.00          November 2033
  Class A-18                   Regular             5.500%(7)                    -----             November 2033
  Class A-19                   Regular             4.750%(8)                   25,000.00          November 2033
  Class A-20                   Regular             4.750%(9)                  800,000.00          November 2033
  Class R-2 (10)               Residual              -----                      -----             November 2033

* The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan matures. For federal income tax purposes, for each Class of REMIC II Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.

(1) Interest distributed on each Distribution Date to the Certificates (other than the Class A-6 and Class A-12 Certificates, which shall not be entitled to receive any distributions of interest) will have accrued at the applicable per annum Certificate Interest Rate on the applicable Class Principal Balance or Class Notional Amount outstanding immediately before such Distribution Date.

(2) The Class A-6 and Class A-12 Certificates shall not be entitled to receive any distributions of interest.

(3) The Certificate Interest Rate for the Class A-8 Certificates shall equal LIBOR plus 0.450%, subject to a minimum and maximum Certificate Interest Rate of 0.450% and 8.000% per annum, respectively.

(4) The Certificate Interest Rate for the Class A-9 Certificates shall equal 7.550% minus LIBOR, subject to a minimum and maximum Certificate Interest Rate of 0.000% and 7.550% per annum, respectively. The Class A-9 Certificates shall accrue interest on the Class A-9 Notional Amount. The Class A-9 Certificates shall not be entitled to receive any distributions of principal.

(5) The Certificate Interest Rate for the Class A-13 Certificates shall equal LIBOR plus 0.500%, subject to a minimum and maximum Certificate Interest Rate of 0.500% and 8.000% per annum, respectively.

(6) The Certificate Interest Rate for the Class A-14 Certificates shall equal 7.500% minus LIBOR, subject to a minimum and maximum Certificate Interest Rate of 0.000% and 7.500% per annum, respectively. The Class A-14 Certificates shall accrue interest on the Class A-14 Notional Amount. The Class A-14 Certificates shall not be entitled to receive any distributions of principal.

(7) Each Class of the Class A-16 and Class A-18 Certificates shall accrue interest on the related Class Notional Amount. The Class A-16 and Class A-18 Certificates shall not be entitled to receive any distributions of principal.

(8) On each Distribution Date on or before the Class A-19 Accretion Termination Date, an amount equal to the Class A-19 Accrual Amount shall be added to the Class A-19 Principal Balance, and such amount shall be distributed as principal to certain Classes of Class A Certificates and shall not be distributed as interest to the Class A-19 Certificates.

(9) On each Distribution Date on or before the Class A-20 Accretion Termination Date, an amount equal to the Class A-20 Accrual Amount shall be added to the Class A-20 Principal Balance, and such amount shall be distributed as principal to certain Classes of Class A Certificates and shall not be distributed as interest to the Class A-20 Certificates.

(10) The Class R-2 Residual Interest shall be entitled to receive the applicable Residual Distribution Amount. The Class R-2 Residual Interest shall not be entitled to receive any distributions of interest or principal.

         As provided herein, with respect to REMIC II, the Company will cause an election to be made on behalf of REMIC II to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class R Certificates) will be designated regular interests in REMIC II, and the Class R-2 Residual Interest will be designated the sole class of residual interest in REMIC II, for purposes of the REMIC Provisions. As of the Closing Date, the Underlying Certificates have a Class Principal Balance of $414,498,021. As of the Closing Date, the Certificates have an Aggregate Certificate Principal Balance of $414,498,021.

         In addition, the Trust will issue the Class R Certificates, which will represent ownership of the Class R-1 and Class R-2 Residual Interests.


                              W I T N E S S E T H :

         WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

         WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States of America and has full power and authority to enter into this Agreement;

         WHEREAS, the Delaware Trustee is a banking corporation duly organized and existing under the laws of the State of Delaware and has full power and authority to enter into this Agreement;

         WHEREAS, prior to the execution and delivery hereof, the Company and the Delaware Trustee have entered into the Original Trust Agreement, and the Delaware Trustee has filed the Certificate of Trust;

         WHEREAS, it is the intention of the Company, the Trustee and the Delaware Trustee that the Trust created by this Agreement constitute a statutory trust under the Statutory Trust Statute, that this Agreement constitute the governing instrument of the Trust, and that this Agreement amend and restate the Original Trust Agreement;

         WHEREAS, the Company is the owner of the Underlying Certificates on the Closing Date; and

         WHEREAS, the Company has been duly authorized to create the Trust to
(i) hold the Underlying Certificates and certain other property, (ii) issue the REMIC I Regular Interests and the Class R-1 Residual Interest, (iii) hold the REMIC I Regular Interests and (iv) issue the Certificates.

         NOW, THEREFORE, in order to declare the terms and conditions upon which the REMIC I Regular Interests, the Class R Residual Interests and the Certificates are to be issued, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee and the Delaware Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the REMIC I Regular Interests and the Certificates, as applicable, as follows:

                                   ARTICLE I



Section 1.01.     Definitions.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Administrative Officer: Any officer of the Certificate Administrator involved in, or responsible for, the administration of the Certificates, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Certificate Administrator, as such list may from time to time be amended.

         Aggregate Certificate Principal Balance: At any given time, the sum of the then current Class Principal Balances of the Certificates.

         Allocated Realized Loss: For any Distribution Date, any Realized Loss (as defined in the Pooling and Servicing Agreement) allocated to the Underlying Certificates pursuant to the definition of "Realized Loss" in the Pooling and Servicing Agreement.

         Allocated Realized Losses shall be allocated among the REMIC I Regular Interests (i) for Allocated Realized Losses allocable to principal, to the Class A-L Regular Interests, pro rata according to the Class Principal Balance thereof, in reduction thereof; and (ii) for Allocated Realized Losses allocable to interest, to the Class A-L Regular Interests (other than the Class A-6-L and Class A-12-L Regular Interests), pro rata according to accrued but unpaid interest on such Classes, in reduction thereof, and then to the Class A-L Regular Interests (other than the Class A-6-L and Class A-12-L Regular Interests), pro rata according to the Class Principal Balances thereof, in reduction thereof; provided, however, that until the Class A-5 Principal Balance has been reduced to zero, all principal losses (other than Allocated Realized Losses allocated to the Underlying Certificates by Pro Rata Allocation) that would otherwise be allocated to the Class A-4 and Class A-7 Certificates pursuant to clause (i) of this paragraph shall instead be allocated to the A-5 Certificates, in reduction of the Class A-5 Principal Balance, and all interest losses (other than Allocated Realized Losses allocated to the Underlying Certificates by Pro Rata Allocation) that would otherwise be allocated to the Class A-4 and Class A-7 Certificates pursuant to clause (ii) of this paragraph shall instead be allocated to the Class A-5 Certificates, in reduction of accrued but unpaid interest thereon, and then in reduction of the Class A-5 Principal Balance.

         Allocated Realized Losses allocated to any Class of REMIC I Regular Interests pursuant to this definition of "Allocated Realized Loss" in reduction of the Class Principal Balance thereof shall also be allocated to the Corresponding Class of Certificates in reduction of the Class Principal Balance thereof by the same amount.

         The principal portion of any Allocated Realized Loss allocated to the Class A-3-L Regular Interest on any Distribution Date pursuant to this definition of "Allocated Realized Loss" shall be deemed "due for payment" on such Distribution Date for purposes of the definitions of "Deficiency Amount" and "Nonpayment."

         Allocated Uncompensated Interest Shortfall: For any Distribution Date, the amount of Uncompensated Interest Shortfall (as defined in the Pooling and Servicing Agreement) allocated to the Underlying Certificates on such Distribution Date pursuant to the definition of "Uncompensated Interest Shortfall" in the Pooling and Servicing Agreement.

         Allocated Uncompensated Interest Shortfall shall be allocated to the REMIC I Regular Interests pro rata according to the amount of interest accrued on each such Class during the immediately preceding accrual period, in reduction thereof.

         Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

         Authorized Denomination: With respect to the Class A-1, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-12, Class A-13, Class A-15, Class A-17, Class A-19 and Class A-20 Certificates, an initial Certificate Principal Balance equal to $25,000 and multiples of $1 in excess thereof. With respect to the Class A-2, Class A-10 and Class A-11 Certificates, an initial Certificate Principal Balance equal to $1,000 and multiples of $1 in excess thereof. With respect to the Class A-3 Certificates, an initial Certificate Principal Balance equal to $1,000 and multiples of $1,000 in excess thereof. With respect to the Class A-9, Class A-14, Class A-16 and Class A-18 Certificates, a Class Notional Amount as of the Closing Date equal to $100,000 and multiples of $1 in excess thereof. With respect to the Class R Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%.

         Avoided Payment: Any amount previously distributed to an Owner on the Insured Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         Bankruptcy Coverage: As defined in the Pooling and Servicing Agreement.

         Bankruptcy Loss: As defined in the Pooling and Servicing Agreement.

         Beneficial Holder: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

         Benefit Plan Opinion: With respect to any Certificate presented for registration in the name of any Person, an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trust, the Trustee, the Delaware Trustee, the Certificate Administrator or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust, the Trustee, the Delaware Trustee, the Certificate Administrator or the Company.

         Book-Entry Certificates: The Class A Certificates, beneficial ownership and transfers of which shall be made through book entries as described in
Section 5.07.

         Business Day: Any day other than a Saturday, a Sunday, or a day on which the Certificate Insurer (with respect to matters hereunder affecting the Certificate Insurer) or on which banking institutions in Stockton, California, Chicago, Illinois, New York, New York or Seattle, Washington or any city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

         Certificate: Any one of the Certificates issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibit A and B hereto. The additional matter appearing in Exhibit H shall be deemed incorporated into Exhibit A as though set forth at the end of such Exhibit.

         Certificate Account: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trust or any other account serving a similar function acceptable to the Rating Agencies. Funds deposited in the Certificate Account (exclusive of the Certificate Administrator Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 2.01, Section 3.04, Section 3.05, Section 4.01 and Section 4.04.

         Certificate Administrator: The Company, or any successor thereto appointed as provided pursuant to Section 7.02, acting to administer the Certificates pursuant to Section 3.01.

         Certificate Administrator Fee: The monthly fee charged by the Certificate Administrator for performing its duties hereunder, equal to, for each Distribution Date, the product of (i) 1/12th of 0.015% and (ii) the aggregate Class Principal Balance of the Certificates.

         Certificateholder or Holder: With respect to the Certificates, the person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this

Agreement, any Certificate registered in the name of the Company, the Certificate Administrator or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Certificate Administrator. For so long as no Certificate Insurer Default exists (and whether or not any payments with respect to Deficiency Amounts or Avoided Payments have been made), the Certificate Insurer shall be deemed to be the sole Holder of all outstanding Insured Certificates (other than the right to receive distributions on such Insured Certificates, except as provided in Section 3.21); provided, that the Certificate Insurer shall have no power without the consent of the Owner of each Certificate affected thereby to: (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Certificate Interest Rate or the Termination Payment with respect to the Insured Certificates; (ii) reduce the percentage of Percentage Interests specified in Section 10.01 which are required to amend this Agreement; (iii) create or permit the creation of any lien against any part of the Trust Assets, the REMIC I Assets or the REMIC II Assets; (iv) modify any provision in any way which would permit an earlier retirement of the Certificates; or (v) amend this definition of "Certificateholder or Holder." With respect to the REMIC I Regular Interests, the owner of the REMIC I Regular Interests, which as of the Closing Date shall be the Trust.

         Certificate Insurance Policy: The Certificate Guaranty Insurance Policy No. CA00859A issued by the Certificate Insurer in respect of the Class A-3 Certificates, a copy of which is attached hereto as Exhibit K.

         Certificate Insurer: XL Capital Assurance Inc., a New York stock insurance corporation, or its successors in interest.

         Certificate Insurer Default: The existence and continuance of any of the following: (a) a failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms;
(b) the entry of a decree or order of a court or agency having jurisdiction in respect of the Certificate Insurer in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law appointing a conservator or receiver or liquidator or other similar official of the Certificate Insurer or of any substantial part of its property, or the entering of an order for the winding up or liquidation of the affairs of the Certificate Insurer and the continuance of any such decree or order undischarged or unstayed and in force for a period of 90 consecutive days; (c) the Certificate Insurer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Certificate Insurer or of or relating to all or substantially all of its property; or (d) the Certificate Insurer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

         Certificate Insurer Premium: The "Premium," with respect to the Class A-3 Certificates, as set forth in Section 3.03 of the Insurance Agreement.

         Certificate Interest Rate: For each Class of Certificates and REMIC I Regular Interests, the per annum rate set forth as the Certificate Interest Rate for such Class in the Preliminary Statement hereto.

         Certificate of Trust: The certificate of trust filed by the Delaware Trustee with respect to the Trust with the Secretary of State in accordance with
Section 3810(a) of the Statutory Trust Statute.

         Certificate Principal Balance: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

         Class: All REMIC I Regular Interests or the Class R-1 Residual Interest having the same priority and rights to payments on the Underlying Certificates from the REMIC I Available Distribution Amount and all REMIC II Regular Interests or the Class R-2 Residual Interest having the same priority and rights to payments on the REMIC I Regular Interests from the REMIC II Available Distribution Amount, as applicable, which REMIC I Regular Interests, REMIC II Regular Interests and Class R Residual Interests, as applicable, shall be designated as a separate Class, and which, in the case of the Certificates (including the Class R Certificates representing ownership of the Class R Residual Interests), shall be set forth in the applicable forms of Certificates attached hereto as Exhibits A and B. Each Class of REMIC I Regular Interests and the Class R-1 Residual Interest shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC I Distribution Amount" only to the extent of the REMIC I Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC I Distribution Amount" and each Class of REMIC II Regular Interests and the Class R-2 Residual Interest shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC II Distribution Amount" only to the extent of the REMIC II Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC II Distribution Amount."

         Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19 and Class A-20 Certificates.

         Class A-L Regular Interests: The Class A-1-L, Class A-2-L, Class A-3-L, Class A-4-L, Class A-5-L, Class A-6-L, Class A-7-L, Class A-8-L, Class A-10-L, Class A-11-L, Class A-12-L, Class A-13-L, Class A-15-L, Class A-17-L, Class A-19-L and Class A-20-L Regular Interests.

         Class A-1 Certificates: The Certificates designated as "Class A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-1-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-2 Certificates: The Certificates designated as "Class A-2" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-2-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-3 Certificates: The Certificates designated as "Class A-3" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-3 Covered Shortfall Amount: For any Distribution Date, the amount of Allocated Uncompensated Interest Shortfall, if any, for such Distribution Date that is allocated to the Class A-3-L Regular Interest on such Distribution Date pursuant to the definition of "Allocated Uncompensated Interest Shortfall," other than the portion thereof representing Curtailment Shortfall (as defined in the Pooling and Servicing Agreement).

         Class A-3 Priority Amount: For any Distribution Date before March 2007, zero; and for any Distribution Date in or after March 2007, $15,000.

         Class A-3 Reimbursement Amount: The sum of (a) all amounts previously paid by the Certificate Insurer under the Certificate Insurance Policy which have not been previously reimbursed and (b) interest on the foregoing at the Late Payment Rate from the date such amount was paid by the Certificate Insurer until paid in full.

         Class A-3 Reserve Fund: The separate trust account maintained by the Certificate Administrator and held by the Trustee pursuant to Section 3.16, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trust on behalf of the Class A-3 Certificateholders, or any other account serving a similar function acceptable to the Rating Agencies and the Certificate Insurer, and which account provides that the Trustee may make, or cause to be made, withdrawals therefrom in accordance with Section 3.16.

         Class A-3-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-4 Certificates: The Certificates designated as "Class A-4" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-4-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-5 Certificates: The Certificates designated as "Class A-5" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-5-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-6 Certificates: The Certificates designated as "Class A-6" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-6 Priority Amount: For any Distribution Date before March 2007, zero; and for any Distribution Date in or after March 2007, $245.45.

         Class A-6-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-7 Certificates: The Certificates designated as "Class A-7" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-7-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-8 Certificates: The Certificates designated as "Class A-8" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-8-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-9 Certificates: The Certificates designated as "Class A-9" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-9 Notional Amount: For any Distribution Date, the Class A-8 Principal Balance immediately before such Distribution Date.

         Class A-10 Certificates: The Certificates designated as "Class A-10" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-10-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-11 Certificates: The Certificates designated as "Class A-11" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-11-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-12 Certificates: The Certificates designated as "Class A-12" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-12-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-13 Certificates: The Certificates designated as "Class A-13" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-13-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-14 Certificates: The Certificates designated as "Class A-14" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-14 Notional Amount: For any Distribution Date, the Class A-13 Principal Balance immediately before such Distribution Date.

         Class A-15 Certificates: The Certificates designated as "Class A-15" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-15-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-16 Certificates: The Certificates designated as "Class A-16" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-16 Notional Amount: For any Distribution Date, the Class A-15 Principal Balance immediately before such Distribution Date multiplied by 75/550.

         Class A-17 Certificates: The Certificates designated as "Class A-17" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-17-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-18 Certificates: The Certificates designated as "Class A-18" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-18 Notional Amount: For any Distribution Date, the Class A-17 Principal Balance immediately before such Distribution Date multiplied by 5/550.

         Class A-19 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the Class A-17 Principal Balance has been reduced to zero and (ii) the Credit Support Depletion Date.

         Class A-19 Accrual Amount: For any Distribution Date, an amount equal to the amounts that would be payable to the Class A-19-L Regular Interest as interest on such Distribution Date pursuant to clauses (I)(i) and (I)(ii)(a) of the definition of "REMIC I Distribution Amount" without regard to the provisos in such clauses. Notwithstanding the foregoing, for any Distribution Date after the Class A-19 Accretion Termination Date, the Class A-19 Accrual Amount shall be zero.

         Class A-19 Certificates: The Certificates designated as "Class A-19" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-19-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class A-20 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the Class A-17 and Class A-19 Principal Balances have each been reduced to zero and (ii) the Credit Support Depletion Date.

         Class A-20 Accrual Amount: For any Distribution Date, an amount equal to the amounts that would be payable to the Class A-20-L Regular Interest as interest on such Distribution Date pursuant to clauses (I)(i) and (I)(ii)(a) of the definition of "REMIC I Distribution Amount" without regard to the provisos in such clauses. Notwithstanding the foregoing, for any Distribution Date after the Class A-20 Accretion Termination Date, the Class A-20 Accrual Amount shall be zero.

         Class A-20 Certificates: The Certificates designated as "Class A-20" on the face thereof in substantially the form attached hereto as Exhibit A.

         Class A-20-L Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

         Class B Certificates: The WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6, issued by the Underlying Trust pursuant to the Pooling and Servicing Agreement.

         Class Notional Amount: With respect to any of the Class A-9, Class A-14, Class A-16 and Class A-18 Certificates, the related notional amount for such Class, as specified herein (e.g., the "Class Notional Amount" for the Class A-9 Certificates is the Class A-9 Notional Amount).

         Class Principal Balance: For any Class of Certificates or REMIC I Regular Interests and for the Class R-1 Residual Interest, the applicable initial Class Principal Balance therefor set forth in the Preliminary Statement hereto (or, in the case of the Class R Certificates, the Class Principal Balance of the Class R-1 Residual Interest), corresponding to the rights of such Class in payments of principal due to be passed through to the Certificateholders or the Holders of the REMIC I Regular Interests from principal payments on the Mortgage Loans, or the REMIC I Regular Interests, as applicable, as reduced from time to time by (x) distributions of principal (including any Class A-19 or Class A-20 Accrual Amount) to the Certificateholders or the Holders of the REMIC I Regular Interests of such Class and (y) the portion of Allocated Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Allocated Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates and REMIC I Regular Interests pursuant to the definition of "Allocated Realized Loss" shall be deemed effective after the determination and distribution of principal on such Class pursuant to the definitions of "REMIC I Distribution Amount" and "REMIC II Distribution Amount."

         For the Underlying Certificates or the Class B Certificates the respective "Class Principal Balance" thereof as defined in the Pooling and Servicing Agreement.

         Notwithstanding the foregoing, any amounts distributed in respect of principal losses pursuant to paragraph (I)(v) of the definition of "REMIC I Distribution Amount" shall not cause a reduction in the Class Principal Balances of the REMIC I Regular Interests or their Corresponding Classes.

         In addition to the foregoing, on each Distribution Date (i) on or before the Class A-19 Accretion Termination Date, the Class Principal Balance of each of the Class A-19 Certificates and the Class A-19-L Regular Interest shall be increased by the Class A-19 Accrual Amount for such Distribution Date and
(ii) on or before the Class A-20 Accretion Termination Date, the Class Principal Balance of each of the Class A-20 Certificates and the Class A-20-L Regular Interest shall be increased by the Class A-20 Accrual Amount for such Distribution Date.

         The Class Principal Balance for the Class A-1 Certificates shall be referred to as the "Class A-1 Principal Balance," the Class Principal Balance for the Class A-1-L Regular Interest shall be referred to as the "Class A-1-L Principal Balance" and so on. The Class Principal Balances for the Class A-9 Certificates, the Class A-14 Certificates, the Class A-16 Certificates and the Class A-18 Certificates shall each be zero.

         Exclusively for the purpose of determining any subrogation rights of the Certificate Insurer arising under Section 3.21 hereof, the "Class Principal Balance" of the Class A-3 Certificates shall not be reduced by the amount of any payments made by the Certificate Insurer in respect of principal on such Certificates under the Certificate Insurance Policy, except to the extent such payments have been reimbursed to the Certificate Insurer pursuant to the provisions of this Agreement.

         Class R Certificates: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B, representing ownership of the Class R-1 and Class R-2 Residual Interests, each of which Class of Residual Interests has been designated as the sole class of "residual interest" in REMIC I and REMIC II, respectively, pursuant to Section 2.06, Section 2.11 and Section 2.14, respectively, for purposes of Section 860G(a)(2) of the Code.

         Class R Residual Interests: The Class R-1 and Class R-2 Residual Interests (which shall be transferable only as a unit evidenced by the Class R Certificates, in accordance with the applicable provisions of Section 5.01).

         Class R-1 Residual Interest: The uncertificated undivided beneficial interest in REMIC I which has been designated as the single class of "residual interest" in REMIC I pursuant to Section 2.06. The Class R-1 Residual Interest, together with the REMIC I Regular Interests, shall be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC I Assets pursuant to Section 3806(b)(2) of the Statutory Trust Statute.

         Class R-2 Residual Interest: The uncertificated undivided beneficial interest in REMIC II which has been designated as the single class of "residual interest" in REMIC II pursuant to Section 2.11. The Class R-2 Residual Interest, together with the REMIC II Regular Interests, shall be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC II Assets pursuant to Section 3806(b)(2) of the Statutory Trust Statute.

         Clean-Up Call Percentage: 10%.

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

         Closing Date: February 26, 2004 which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

         Code: The Internal Revenue Code of 1986, as amended.

         Company: Washington Mutual Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

         Corporate Trust Office: The corporate trust office of the Trustee, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 111 Wall Street, 14th Floor, Zone 3, New York, New York 10005, Attention: Structured Finance Group, Washington Mutual 2004-RS1.

         Corporation: Any Person (other than an individual, partnership, joint venture or unincorporated organization) incorporated, associated, organized, chartered or existing under the laws of any state or under the federal laws of the United States of America; provided, that such Person have indefinite existence under the law of its domicile.

         Corresponding Class: With respect to the Certificates and the REMIC I Regular Interests, the "Corresponding Class" shall be as indicated in the following table:

Class A-1-L                    Class A-1
Class A-2-L                    Class A-2
Class A-3-L                    Class A-3
Class A-4-L                    Class A-4
Class A-5-L                    Class A-5
Class A-6-L                    Class A-6
Class A-7-L                    Class A-7
Class A-8-L                    Class A-8
Class A-10-L                   Class A-10
Class A-11-L                   Class A-11
Class A-12-L                   Class A-12
Class A-13-L                   Class A-13
Class A-15-L                   Class A-15
Class A-17-L                   Class A-17
Class A-19-L                   Class A-19
Class A-20-L                   Class A-20



         Credit Support Depletion Date: The first Distribution Date on which the aggregate Class Principal Balance of the Class B Certificates has been or will be reduced to zero.

         Cut-Off Date: October 1, 2003.

         Deceased Holder: A Beneficial Holder of a Special Retail Certificate who was living at the time such Certificate was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of such Beneficial Holder causes to be furnished to DTC evidence of such Beneficial Holder's death satisfactory to the Trustee and any tax waivers requested by the Trustee.

         Deficiency Amount: Any portion of a Scheduled Payment that shall become due for payment but shall be unpaid by reason of Nonpayment.

         Definitive Certificates: Certificates in definitive, fully registered and certificated form.

         Delaware Trustee: Christiana Bank & Trust Company, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

         Depositary Agreement: The Letter of Representations, dated February 25, 2004 by and among DTC, the Trust and the Trustee. The Trustee is authorized to enter into the Depositary Agreement on behalf of the Trust.

         Determination Date: As defined in the Pooling and Servicing Agreement.

         Disqualified Organization: Any Person which is not a Permitted Transferee, but does not include any Pass-Through Entity which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary.

         Distribution Date: With respect to distributions on the Underlying Certificates, the REMIC I Regular Interests and the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being March 25, 2004.

         DTC: The Depository Trust Company.

         DTC Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

         Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies or (ii) the approval of the Rating Agencies.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default: Any event of default as specified in Section 7.01.

         FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

         Final Maturity Date: With respect to each Class of the REMIC I Regular Interests and the Certificates, the date set forth in the applicable table contained in the Preliminary Statement hereto.

         Fitch: Fitch Ratings, provided that at any time it be a Rating Agency.

         Fraud Coverage: As defined in the Pooling and Servicing Agreement.

         Fraud Loss: As defined in the Pooling and Servicing Agreement.

         Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

         Indirect DTC Participants: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

         Insurance Agreement: The Insurance Agreement, dated as of February 26, 2004, among the Certificate Insurer, the Trustee and the Company.

         Insured Certificates: The Class A-3 Certificates.

         Insured Payment: With respect to the Insured Certificates, (i) as of any Distribution Date, any Deficiency Amount and (ii) any Avoided Payment.

         Interest Distribution Amount: For any Distribution Date, for any Class of the REMIC I Regular Interests and the Class R-1 Residual Interest, the amount of interest accrued during the Prior Period (or, in the case of the Class A-8-L and Class A-13-L Regular Interests, during the period beginning on the 25th day of the preceding calendar month and ending on the 24th day of the month of the Distribution Date), at the related Certificate Interest Rate for such Class for such Distribution Date, on the respective Class Principal Balance immediately before such Distribution Date, reduced by Allocated Uncompensated Interest Shortfall and the interest portion of Allocated Realized Losses allocated to such Class pursuant to the definitions of "Allocated Uncompensated Interest Shortfall" and "Allocated Realized Loss," respectively. The computation of interest accrued shall be made on the basis of a 360-day year of twelve 30-day months. The Interest Distribution Amounts for the Class A-6-L and Class A-12-L Regular Interests shall equal zero.

         Investment Depository: JPMorgan Chase Bank, or another bank or trust company designated from time to time by the Certificate Administrator. The Investment Depository shall at all times be an Eligible Institution.

         Last Scheduled Distribution Date: With respect to any Class of Certificates, the Final Maturity Date for such Class.

         Late Payment Rate: The lesser of (a) the greater of (i) the prime rate as published in the Wall Street Journal (or if no such rate is published thereby, in a publication selected by the Insurer) (any change in such rate of interest to be effective on the date such change is published) plus 2%, and (ii) 5.50%, and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days. The Late Payment Rate shall be calculated by the Insurer and evidenced by a certificate of the Certificate Insurer delivered to the Trustee.

         LIBOR: With respect to the first Distribution Date, 1.100%; and with respect to each Distribution Date thereafter, the London Interbank Offered Rate for one-month United States dollar deposits determined by the Certificate

Administrator on the LIBOR Determination Date on the basis of quotations provided by each of the Reference Banks as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date as such quotations appear on The Bloomberg Professional Service, as follows:

         (A) in the event that only one or none of the Reference Banks provides such quotations, the higher of:

         (i) LIBOR as determined on the immediately preceding LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 1.100%), and

         (ii) the Reserve Rate. The "Reserve Rate" will be the rate per annum (rounded upward, if necessary, to the nearest multiple of 1/16th of 1%) that the Certificate Administrator determines to be either

         (x) the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Certificate Administrator in its sole discretion are then quoting on the relevant LIBOR Determination Date for one-month United States dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Certificate Administrator, being so made, or

         (y) in the event that the Certificate Administrator can determine no such arithmetic mean, the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Certificate Administrator in its sole discretion are quoting on such LIBOR Determination Date to leading European banks for one-month United States dollar deposits, provided, however, that if the banks selected by the Certificate Administrator are not then so quoting, LIBOR shall be as determined on the immediately preceding LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 1.100%);

         (B) otherwise, the arithmetic mean (rounded upward, if necessary, to the nearest multiple of 1/16th of 1%) of such offered quotations the establishment of which, in each case, shall be final and binding in the absence of manifest error.

         LIBOR Determination Date: With respect to interest paid on any Distribution Date, the second day on which banks in London and New York City are open for the transaction of international business prior to the 25th day of the month preceding the Distribution Date.

         Living Holder: A Beneficial Holder of a Special Retail Certificate other than a Deceased Holder.

         Lockout Percentage: For any Distribution Date, the product of (i) the aggregate Class Principal Balance of the Class A-4 and Class A-5 Certificates divided by the aggregate Class Principal Balance of the Certificates, in each case immediately before such Distribution Date and (ii) the Step Down Percentage.

         Lockout Priority Amount: For any Distribution Date, the product of (i) the Lockout Percentage and (ii) the Principal Distribution Amount for that Distribution Date.

         Master Servicer:  As defined in the Pooling and Servicing Agreement.

         Mortgage Loan Schedule: The schedule, as amended from time to time, of Mortgage Loans attached as Exhibit D to the Pooling and Servicing Agreement.

         Mortgage Loans: The mortgage loans and cooperative loans (if any) listed on the Mortgage Loan Schedule attached as Exhibit D to the Pooling and Servicing Agreement and transferred and assigned to the Underlying Trust pursuant to the Pooling and Servicing Agreement.

         Nonpayment: With respect to any Distribution Date, the failure of the Trustee to receive in full, in accordance with the terms of this Agreement (without regard, on any Distribution Date other than the Distribution Dates described in the second and third sentences of the definition of "Scheduled Payment," to the Trustee's receipt of the Principal Distribution Amount), any Scheduled Payment that is due for payment with respect to such Distribution Date.

         Non-U.S. Person: A Person that is not a U.S. Person.

         Notice: With respect to the Insured Certificates, the notice substantially in the form of Exhibit A attached to the Certificate Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

         Notice Addresses: (a) In the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: Master Servicing Department, with a copy to: Washington Mutual Legal Department, 1201 Third Avenue, WMT 1706, Seattle, WA 98101, Attention: WMMSC, or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Certificate Administrator in writing by the Trustee, (c) in the case of the Delaware Trustee, 1314 King Street, Wilmington, DE 19801, or such other address as may hereafter be furnished to the Certificate Administrator in writing by the Delaware Trustee, (d) in the case of the Trust, c/o Citibank, N.A., at the Corporate Trust Office, or such other address as may hereafter be furnished to the Certificate Administrator in writing by the Trustee, (e) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (f) in the case of S&P, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Certificate Administrator in writing by S&P, (g) in the case of Fitch, 1 State Street Plaza, New York, New York 10004, Attention: Glenn Costello, or such other address as may hereafter be furnished to the Trustee and Certificate Administrator in writing by Fitch and (h) in the case of the Certificate Insurer, to XL Capital

Assurance Inc., 1221 Avenue of the Americas, New York, New York 10020, Attn:
Surveillance, or such other address as may hereafter be furnished to the Trustee and Certificate Administrator in writing by the Certificate Insurer.

         OTS: The Office of Thrift Supervision, or any successor thereto.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Certificate Administrator and delivered to the Trustee or the Delaware Trustee, as applicable.

         Opinion of Counsel: A written opinion of counsel, who shall be reasonably acceptable to the Trustee or the Delaware Trustee, as applicable, and who may be counsel (including in-house counsel) for the Company or the Certificate Administrator.

         Original Trust Agreement: The Trust Agreement, dated as of February 1, 2004, between the Company and the Delaware Trustee, providing for the creation of the Trust.

         Owner: Each Holder of an Insured Certificate who, on the applicable Distribution Date, is entitled under the terms of the Insured Certificates to payment thereunder.

         Ownership Interest: With respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through Entity: Any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies.

         Paying Agent: Any paying agent appointed by the Trustee pursuant to
Section 8.12.

         Percentage Interest: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage equal to:

         (i) with respect to any Certificate (other than the Residual, Class A-9, Class A-14, Class A-16 and Class A-18 Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

         (ii) with respect to any Class A-9, Class A-14, Class A-16 or Class A-18 Certificate, the portion of the respective Class Notional Amount evidenced by such Certificate divided by the respective Class Notional Amount; and

         (iii) with respect to any Residual Certificate, the percentage set forth on the face of such Certificate.

         (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage equal to:

         (i) with respect to any Certificate (other than the Class A-9, Class A-14, Class A-16, Class A-18 and Residual Certificates), the product of (x) ninety-six percent (96%) and (y) its Certificate Principal Balance divided by the Aggregate Certificate Principal Balance of the Certificates; provided, however, that the percentage in clause (x) above shall be increased by one percent (1%) upon the retirement of each Class of Certificates referenced in the parenthetical above (other than the Residual Certificates);

         (ii) with respect to any Class A-9, Class A-14, Class A-16 or Class A-18 Certificate, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (a)(ii) of this definition; and

         (iii) with respect to any Residual Certificate, zero.

         Permitted Transferee: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any "electing large partnership" as defined in
Section 775(a) of the Code, (vi) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vii) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause REMIC I or REMIC II to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

         Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Planned Principal Balance: With respect to the Class A-15 Certificates, the amount set forth in the table attached as Appendix D to the Prospectus, for the applicable Distribution Date, under the heading "Class A-15 Planned Principal Balance."

         Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of October 1, 2003, by and among the Company, as Depositor and Master Servicer, the Trustee and the Delaware Trustee, relating to the WaMu Mortgage Pass-Through Certificates Series 2003-S11 Trust.

         Principal Balance: As defined in the Pooling and Servicing Agreement.

         Principal Distribution Amount: For any Distribution Date, an amount equal to the portion of the REMIC I Available Distribution Amount for that Distribution Date remaining after the distributions pursuant to clause (I)(i) and (I)(ii) or clause (II)(i) and (II)(ii), as applicable, of the definition of "REMIC I Distribution Amount."

         Prior Period: With respect to any Distribution Date, the calendar month immediately preceding such Distribution Date.

     Pro Rata Allocation: As defined in the Pooling and Servicing Agreement.

         Prospectus: The Prospectus, dated February 10, 2004, and the Prospectus Supplement, dated February 24, 2004, of the Company.

         Random Lot: With respect to any Distribution Date on which a mandatory distribution is to be made on the Special Retail Certificates (as described in Section 4.05), the method by which DTC will determine which Special Retail Certificates will be paid principal, using its established random lot procedures or, if such Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

         Rating Agency: Initially, each of S&P and Fitch and thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

         Ratings: As of any date of determination, the ratings, if any, of the Certificates as assigned by the applicable Rating Agencies (determined in the case of the Insured Certificates, without giving effect to the Certificate Insurance Policy).

         Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

         Reference Banks: Barclays Bank PLC, Deutsche Bank and JPMorgan Chase Bank or, if any such bank shall cease to provide quotations for one-month United States dollar deposits, any other leading bank with an established place of business in London engaged in transactions in Eurodollar deposits in the international Eurocurrency market not controlling, controlled by or under common control with the Company, designated by the Company from time to time for the purpose of providing quotations for one-month United States dollar-denominated deposits.

         Regular Interests: (i) With respect to REMIC I, the REMIC I Regular Interests and (iii) with respect to REMIC II, the REMIC II Regular Interests.

         REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

         REMIC Provisions: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REMIC I: The segregated pool of assets of the Trust consisting of the REMIC I Assets, which shall be a REMIC pursuant to the Code, with respect to which a separate REMIC election is to be made and the beneficial interests in which shall be the REMIC I Regular Interests and the Class R-1 Residual Interest.

         REMIC I Assets: All of the Trust Assets other than the Certificate Insurance Policy and the Class A-3 Reserve Fund.

         REMIC I Available Distribution Amount: For any Distribution Date, the amount distributed to the Underlying Certificates on that Distribution Date pursuant to the Pooling and Servicing Agreement, reduced by the Certificate Administrator Fee payable to the Certificate Administrator and the Certificate Insurer Premium payable to the Certificate Insurer on such Distribution Date.

         REMIC I Distribution Amount: (I) For any Distribution Date prior to the Credit Support Depletion Date, the REMIC I Available Distribution Amount shall be distributed to the REMIC I Regular Interests, the Class R-1 Residual Interest and the Certificate Insurer in the following amounts and priority, to the extent of the REMIC I Available Distribution Amount for such Distribution Date:

         (i) first, to the REMIC I Regular Interests and the Class R-1 Residual Interest, concurrently, the Interest Distribution Amounts for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts; provided, however, that (1) on or before the Class A-19 Accretion Termination Date, the amount that would otherwise be payable to the Class A-19-L Regular Interest pursuant to this clause (I)(i) will be paid instead as principal as set forth in clause
(I)(ii)(b) of this definition of "REMIC I Distribution Amount" and (2) on or before the Class A-20 Accretion Termination Date, the amount that would otherwise be payable to the Class A-20-L Regular Interest pursuant to this clause (I)(i) will be paid instead as principal as set forth in clause
(I)(ii)(c) of this definition of "REMIC I Distribution Amount";

         (ii) second,

         (a) to the REMIC I Regular Interests and the Class R-1 Residual Interest, concurrently, the Interest Distribution Amounts for such Classes for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that (1) on or before the Class A-19 Accretion Termination Date, the amount that would otherwise be payable to the Class A-19-L Regular Interest pursuant to this clause (I)(ii)(a) will be paid instead as principal as set forth in clause (I)(ii)(b) of this definition of "REMIC I Distribution Amount" and (2) on or before the Class A-20 Accretion Termination Date, the amount that would otherwise be payable to the Class A-20-L Regular Interest pursuant to this clause (I)(ii)(a) will be paid instead as principal as set forth in clause (I)(ii)(c) of this definition of "REMIC I Distribution Amount";

         (b) on or before the Class A-19 Accretion Termination Date, the Class A-19 Accrual Amount, as principal, sequentially, as follows:

         (1) first, to the Class A-17-L Regular Interest, until the Class A-17-L Principal Balance has been reduced to zero; and

         (2) second, to the Class A-19-L Regular Interest; and

         (c) on or before the Class A-20 Accretion Termination Date, the Class A-20 Accrual Amount, as principal, as follows:

         (1) first, if the Class Principal Balance of the Underlying Certificates for that Distribution Date is greater than the amount for that Distribution Date set forth in the table attached as Appendix E to the Prospectus, then, sequentially, as follows:

         (I) first, to the Class A-17-L Regular Interest, until the Class A-17-L Principal Balance has been reduced to zero; and

         (II) second, to the Class A-19-L Regular Interest, until the Class A-19-L Principal Balance has been reduced to zero; and

         (2) second, to the Class A-20-L Regular Interest; and

         (iii) third, to the REMIC I Regular Interests and the Class R-1 Residual Interest, as principal, the Principal Distribution Amount, first, to the Class R-1 Residual Interest until the Class Principal Balance thereof has been reduced to zero, and then, concurrently, as follows:

         (a) 0.2727274038% to the Class A-12-L Regular Interest, until the Class A-12-L Principal Balance has been reduced to zero; and

         (b) 99.7272725962%, sequentially, as follows:

         (1) first, to the Class A-4-L and Class A-5-L Regular Interests, pro rata, an amount, up to the amount of the Lockout Priority Amount for that Distribution Date;

         (2) second, concurrently, as follows:

         (I) 48.3831335192%, sequentially, as follows:

         (A) first, to the Class A-3-L and Class A-6-L Regular Interests, pro rata, an amount, up to the amount of the Class A-3 Priority Amount and the Class A-6 Priority Amount, respectively, for that Distribution Date;

         (B) second, to the Class A-1-L and Class A-13-L Regular Interests, pro rata, until the Class A-1-L and Class A-13-L Principal Balances have each been reduced to zero;

         (C) third, to the Class A-2-L Regular Interest, until the Class A-2-L Principal Balance has been reduced to zero; and

         (D) fourth, to the Class A-3-L and Class A-6-L Regular Interests, pro rata, until the Class A-3-L and Class A-6-L Principal Balances have each been reduced to zero;

         (II) 51.6168664808%, sequentially, as follows:

         (A) first, concurrently, as follows:

         (i) 40.9562321561%, to the Class A-7-L Regular Interest, until the Class A-7-L Principal Balance has been reduced to zero;

         (ii) 32.8163661781%, sequentially, as follows:

         (1) first, to the Class A-15-L Regular Interest, the amount necessary to reduce the Class A-15-L Principal Balance to its Planned Principal Balance for that Distribution Date;

         (2) second, either:


         (I) if the Class Principal Balance of the Underlying Certificates for that Distribution Date is less than or equal to the amount for that Distribution Date set forth in the table attached as Appendix E to the Prospectus, then sequentially, as follows:


         (A) first, to the Class A-20-L Regular Interest, until the Class A-20-L Principal Balance has been reduced to zero;

         (B) second, to the Class A-17-L Regular Interest, until the Class A-17-L Principal Balance has been reduced to zero; and


         (C) third, to the Class A-19-L Regular Interest, until the Class A-19-L Principal Balance has been reduced to zero; or


         (II) if the Class Principal Balance of the Underlying Certificates for that Distribution Date is greater than the amount for that Distribution Date set forth in the table attached as Appendix E to the Prospectus, then sequentially, as follows:


         (A) first, to the Class A-17-L Regular Interest, until the Class A-17-L Principal Balance has been reduced to zero;


         (B) second, to the Class A-19-L Regular Interest, until the Class A-19-L Principal Balance has been reduced to zero; and


         (C) third, to the Class A-20-L Regular Interest, until the Class A-20-L Principal Balance has been reduced to zero; and

         (3) third, to the Class A-15-L Regular Interest (without regard to its Planned Principal Balance), until the Class A-15-L Principal Balance has been reduced to zero; and

         (iii) 26.2274016658% to the Class A-8-L Regular Interest, until the Class A-8-L Principal Balance has been reduced to zero;

         (B) second, to the Class A-10-L Regular Interest, until the Class A-10-L Principal Balance has been reduced to zero; and

         (C) third, to the Class A-11-L Regular Interest, until the Class A-11-L Principal Balance has been reduced to zero; and

         (3) third, to the Class A-4-L and Class A-5-L Regular Interests, pro rata, until the Class A-4-L and Class A-5-L Principal Balances have each been reduced to zero.

         (iv) fourth, to the Certificate Insurer, the Class A-3 Reimbursement Amount for such Distribution Date;

         (v) fifth, to each Class of Class A-L Regular Interests in order of seniority, pro rata, the remaining portion, if any, of the REMIC I Available Distribution Amount, up to the amount of unreimbursed Allocated Realized Losses allocable to principal previously allocated or to be allocated on such Distribution Date to such Class, if any; provided, that any amounts distributed pursuant to this paragraph (I)(v) of this definition of "REMIC I Distribution Amount" shall not cause a reduction in the Class Principal Balances of any of the REMIC I Regular Interests; and

         (vi) sixth, to the Class R-1 Residual Interest, the Residual Distribution Amounts for the REMIC I Regular Interests for such Distribution Date.

         (II) For any Distribution Date on or after the Credit Support Depletion Date, the REMIC I Available Distribution Amount for such Distribution Date shall be distributed to the outstanding Classes of REMIC I Regular Interests, the Class R-1 Residual Interest and the Certificate Insurer in the following amounts and priority:

         (i) first, to the Class A-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(ii) or (II)(ii) of this definition of "REMIC I Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

         (ii) second, to the Class A-L Regular Interests, concurrently, the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

         (iii) third, to the Class A-L Regular Interests, pro rata according to Class Principal Balance, as principal, the Principal Distribution Amount;

         (iv) fourth, to the Certificate Insurer, the Class A-3 Reimbursement Amount for such Distribution Date; and

         (v) fifth, to the Class R-1 Residual Interest, the Residual Distribution Amount for the Class R-1 Residual Interest for such Distribution Date.

         REMIC I Regular Interests: The Classes of undivided beneficial interests in REMIC I designated as "regular interests" in the table titled "REMIC I Interests" in the Preliminary Statement hereto. The REMIC I Regular Interests, together with the Class R-1 Residual Interest, shall be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC I Assets pursuant to Section 3806(b)(2) of the Statutory Trust Statute.

         REMIC II: The segregated pool of assets of the Trust consisting of the REMIC II Assets, which shall be a REMIC pursuant to the Code, with respect to which a separate REMIC election is to be made, and the beneficial interests in which shall be the REMIC II Regular Interests and the Class R-2 Residual Interest.

         REMIC II Assets: The REMIC I Regular Interests.

         REMIC II Available Distribution Amount: For any Distribution Date, the aggregate of all distributions to the REMIC I Regular Interests (which amount shall be available for distributions to the Certificates and the Class R-2 Residual Interest as provided herein).

         REMIC II Distribution Amount: The REMIC II Available Distribution Amount for any Distribution Date shall be distributed to the Certificates and the Class R-2 Residual Interest in the following amounts and priority, to the extent of the REMIC II Available Distribution Amount for such Distribution Date:

         (i) to each Class of Certificates (other than the Class A-8, Class A-9, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17 and Class A-18 Certificates), the amounts (other than any Rounding Amount, Class A-3 Covered Shortfall Amount or Deficiency Amount) distributed to its Corresponding Class on such Distribution Date;

         (ii) (A) to the Class A-8, Class A-13, Class A-15 and Class A-17 Certificates, the amount distributed as principal to its Corresponding Class on such Distribution Date, (B) to each Class of the Class A-8 and Class A-9 Certificates, the amount distributed as interest to the Class A-8-L Regular Interest on such Distribution Date, pro rata according to, for each such Class, the product of 1/12 of the Certificate Interest Rate for such Class and the Class Principal Balance or Class Notional Amount, as applicable, for such Class before allocating principal losses and giving effect to distributions of principal on such Distribution Date, (C) to each Class of the Class A-13 and Class A-14 Certificates, the amount distributed as interest to the Class A-13-L Regular Interest on such Distribution Date, pro rata according to, for each such Class, the product of 1/12 of the Certificate Interest Rate for such Class and the Class Principal Balance or Class Notional Amount, as applicable, for such Class before allocating principal losses and giving effect to distributions of principal on such Distribution Date, (D) to each Class of the Class A-15 and Class A-16 Certificates, the amount distributed as interest to the Class A-15-L Regular Interest on such Distribution Date, pro rata according to, for each such Class, the product of 1/12 of the Certificate Interest Rate for such Class and the Class Principal Balance or Class Notional Amount, as applicable, for such Class before allocating principal losses and giving effect to distributions of principal on such Distribution Date and (E) to each Class of the Class A-17 and Class A-18 Certificates, the amount distributed as interest to the Class A-17-L Regular Interest on such Distribution Date, pro rata according to, for each such Class, the product of 1/12 of the Certificate Interest Rate for such Class and the Class Principal Balance or Class Notional Amount, as applicable, for such Class before allocating principal losses and giving effect to distributions of principal on such Distribution Date; and

         (iii) to the Class R-2 Residual Interest, the Residual Distribution Amount for the Class R-2 Residual Interest for such Distribution Date.

         In each case where a distribution is required to be made concurrently to two or more Classes of Certificates pursuant to this definition of "REMIC II Distribution Amount," if the portion of the REMIC II Available Distribution Amount from which such distribution is required to be made is insufficient to make such distribution in full to such Classes, such distribution shall be allocated between such Classes pro rata according to the respective amounts to which they are otherwise entitled from such distribution.

         REMIC II Regular Interests: The Classes of undivided beneficial interests in REMIC II designated as "regular interests" in the table titled "REMIC II Interests" in the Preliminary Statement hereto. The REMIC II Regular Interests, together with the Class R-2 Residual Interest, shall be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC II Assets pursuant to Section 3806(b)(2) of the Statutory Trust Statute.

         Residual Certificates:  The Class R Certificates.

         Residual Distribution Amount: For any Distribution Date, with respect to the Class R-1 Residual Interest, any portion of the REMIC I Available Distribution Amount remaining after all distributions of the REMIC I Available Distribution Amount pursuant to clauses (I)(i) through (v) and clauses (II)(i) through (iv) of the definition of "REMIC I Distribution Amount."

         For any Distribution Date, with respect to the Class R-2 Residual Interest, any portion of the REMIC II Available Distribution Amount remaining after all distributions of such REMIC II Available Distribution Amount pursuant to clauses (i) and (ii) of the definition of "REMIC II Distribution Amount."

         Upon termination of the obligations created by this Agreement and liquidation of REMIC I and REMIC II, the amounts which remain on deposit in the Certificate Account after payment to the Holders of the REMIC I Regular Interests of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein, shall be distributed to the Class R-1 and Class R-2 Residual Interests in accordance with the preceding sentences of this definition as if the date of such distribution were a Distribution Date.

         Responsible Officer: When used with respect to the Trustee or the Delaware Trustee, any officer assigned to and working in the Corporate Trust Office (in the case of the Trustee) or its corporate trust office (in the case of the Delaware Trustee) or, in each case, in a similar group having direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Rounding Account: The separate trust account maintained with the Trustee pursuant to Section 3.22, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trust on behalf of the Class A-3 Certificateholders, or any other account serving a similar function acceptable to the Rating Agencies, and which account provides that the Trustee may make, or cause to be made, withdrawals as provided in Section 3.22 hereof, to the extent of the amount then remaining in the Rounding Account.

         Rounding Amount: For each Distribution Date, the amount of funds, if any, needed to be withdrawn from the Rounding Account and used to round the amount of any distributions in reduction of the Class A-3 Principal Balance on such Distribution Date upward to the next higher integral multiple of $1,000.

         S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

         Scheduled Payment: With respect to any Distribution Date (other than the Last Scheduled Distribution Date) and the Class A-3-L Regular Interest, the sum of (i) the Interest Distribution Amount for such Distribution Date for such Class of Regular Interests and (ii) the principal portion of any Allocated Realized Losses allocated to the Class A-3-L Regular Interest on such Distribution Date. With respect to the Last Scheduled Distribution Date and the Class A-3-L Regular Interest, the sum of (i) the Class Principal Balance of the Class A-3-L Regular Interest, (ii) the Interest Distribution Amount for such Distribution Date for such Class of Regular Interests and (iii) the principal portion of any Allocated Realized Losses allocated to the Class A-3-L Regular Interest on such Distribution Date (after giving effect to all other distributions to be made thereon on such Distribution Date). With respect any Distribution Date after the first date on which (x) the Class Principal Balance of the Underlying Certificates is less than or equal to 10% of the Class Principal Balance of the Underlying Certificates as of the Closing Date and the Certificate Administrator exercises its option to terminate this Agreement pursuant to Section 9.01 hereof or (y) the aggregate Principal Balance of the Mortgage Loans is less than or equal to 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date and the Master Servicer exercises its option to terminate the Pooling and Servicing Agreement pursuant to Section 9.01 thereof, the sum of (i) the Class Principal Balance of the Class A-3-L Regular Interest (after giving effect to all other distributions to be made thereon on such Distribution Date), (ii) the Interest Distribution Amount for such Distribution Date for such Class of Regular Interests and (iii) the principal portion of any Allocated Realized Losses allocated to the Class A-3-L Regular Interest on such Distribution Date (without duplication to any amounts distributed pursuant to the first sentence of this definition of "Scheduled Payment").

         Secretary of State: The Secretary of State of the State of Delaware.

         Securities Act: The Securities Act of 1933, as amended.

         Special Retail Certificates: The Class A-3 Certificates.

         Statutory Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del.C.ss.3801 et seq., as the same may be amended from time to time.

         Step Down Percentage: For any Distribution Date, the percentage indicated below:

          Distribution Date Occurring In             Step Down Percentage
          --------------------------------           --------------------
          March 2004 through February 2009                     0%
          March 2009 through February 2010                     30%
          March 2010 through February 2011                     40%
          March 2011 through February 2012                     60%
          March 2012 through February 2013                     80%
          March 2013 and after                                100%


         Tax Matters Person: With respect to each of REMIC I and REMIC II, a Holder of a Class R Certificate with a Percentage Interest of at least 0.01% or any Permitted Transferee of such Class R Certificateholder designated as succeeding to the position of Tax Matters Person in a notice to the Trustee signed by authorized representatives of the transferor and transferee of such Class R Certificate. The Company is hereby appointed to act as the Tax Matters Person for REMIC I and REMIC II so long as it holds a Class R Certificate with a Percentage Interest of at least 0.01%. The Company is hereby appointed to act as agent for the Tax Matters Person for REMIC I and REMIC II, to perform the functions of such Tax Matters Person as provided herein, so long as the Company is the Certificate Administrator hereunder, in the event that the Company ceases to hold a Class R Certificate with the required Percentage Interest. In the event that the Company ceases to be the Certificate Administrator hereunder, the successor Certificate Administrator is hereby appointed to act as agent for the Tax Matters Person for REMIC I and REMIC II, to perform the functions of such Tax Matters Person as provided herein. If the Tax Matters Person for REMIC I and REMIC II becomes a Disqualified Organization, the last preceding Holder, that is not a Disqualified Organization, of the Class R Certificate held by the Disqualified Organization shall be Tax Matters Person pursuant to and as permitted by Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

         Termination Date: The date upon which final payment of the Certificates will be made pursuant to the procedures set forth in Section 9.01(b).

         Termination Payment: The final payment delivered to the Certificateholders on the Termination Date pursuant to the procedures set forth in Section 9.01(b).

         Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

         Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

         Transferee Affidavit and Agreement: An affidavit and agreement in the form attached hereto as Exhibit J.

         Trust: WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust, a Delaware statutory trust, created pursuant to this Agreement.

         Trust Assets: The following assets: (i) the Underlying Certificates and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trust (or its duly appointed agent) in the Certificate Account (except amounts representing the Certificate Administrator Fee), the Class A-3 Reserve Fund or the Rounding Account; and (iii) the Certificate Insurance Policy.

         Trustee: Citibank, N.A., or its successor-in-interest as provided in
Section 8.09, or any successor trustee appointed as herein provided.

         Underlying Certificates: The WaMu Mortgage Pass-Through Certificates, Series 2003-S11 Certificates, Class 2-A-1, issued by the Underlying Trust pursuant to the Pooling and Servicing Agreement.

         Underlying Trust: WaMu Mortgage Pass-Through Certificates Series 2003-S11 Trust, a Delaware statutory trust, created pursuant to the Pooling and Servicing Agreement.

         Underwriter:  Deutsche Bank Securities Inc.

         U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

                                   ARTICLE II

        Creation of the Trust; Conveyance of the Trust Assets and REMIC I
               Regular Interests; REMIC Election and Designations;
                       Original Issuance of Certificates

Section 2.01. Creation of the Trust. The Trust is hereby created and shall be known as "WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust". The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities, all as provided by and subject to the terms of this Agreement:

         (i) to acquire, hold, lease, manage, administer, control, invest, reinvest, operate and/or transfer the Trust Assets and the REMIC II Assets;

         (ii) to issue the REMIC I Regular Interests, the Class R Residual Interests and the Certificates;

         (iii) to make distributions to the REMIC I Regular Interests and the Certificates; and

         (iv) to engage in such other activities, including entering into agreements, as are described in or required by the terms of this Agreement or as are necessary, suitable or convenient to accomplish the foregoing or incidental thereto.

Citibank, N.A. is hereby appointed as a trustee of the Trust, to have all the rights, duties and obligations of the Trustee with respect to the Trust expressly set forth hereunder, and Citibank, N.A. hereby accepts such appointment and the Trust created hereby. Christiana Bank & Trust Company is hereby appointed as a Delaware trustee of the Trust, to have all the rights, duties and obligations of the Delaware Trustee with respect to the Trust hereunder, and Christiana Bank & Trust Company hereby accepts such appointment and the Trust created hereby. It is the intention of the Company, the Trustee and the Delaware Trustee that the Trust constitute a statutory trust under the Statutory Trust Statute, that this Agreement constitute the governing instrument of the Trust, and that this Agreement amend and restate the Original Trust Agreement. The parties hereto acknowledge and agree that, prior to the execution and delivery hereof, the Delaware Trustee has filed the Certificate of Trust.

         The assets of the Trust shall remain in the custody of the Trustee, on behalf of the Trust, and shall be owned by the Trust except as otherwise expressly set forth herein. Moneys to the credit of the Trust shall be held by the Trustee and invested as provided herein. All assets received and held in the Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of either of Citibank, N.A. or Christiana Bank & Trust Company in its own right, or any Person claiming through it. Neither the Trustee nor the Delaware Trustee, on behalf of the Trust, shall have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Trust to any Person, except as permitted herein. No creditor of a beneficiary of the Trust, of the Trustee, of the Delaware Trustee, of the Certificate Administrator or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust, except in accordance with the terms of this Agreement.

Section 2.02. Restrictions on Activities of the Trust. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, so long as any Certificates are outstanding, the Trust shall not, and none of the Trustee, the Delaware Trustee, the Company or the Certificate Administrator shall knowingly cause the Trust to, do any of the following:

         (i) engage in any business or activity other than those set forth in
Section 2.01;

         (ii) incur or assume any indebtedness except for such indebtedness that may be incurred by the Trust in connection with the execution or performance of this Agreement or any other agreement contemplated hereby;

         (iii) guarantee or otherwise assume liability for the debts of any other party;

         (iv) do any act in contravention of this Agreement or any other agreement contemplated hereby to which the Trust is a party;

         (v) do any act which would make it impossible to carry on the ordinary business of the Trust;

         (vi) confess a judgment against the Trust;

         (vii) possess or assign the assets of the Trust for other than a Trust purpose;

         (viii) cause the Trust to lend any funds to any entity, except as contemplated by this Agreement; or

         (ix) change the purposes and powers of the Trust from those set forth in this Agreement.

Section 2.03. Separateness Requirements. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, so long as any Certificates are outstanding, the Trust shall perform the following:

         (i) except as expressly permitted by this Agreement, maintain its books, records, bank accounts and files separate from those of any other Person;

         (ii) except as expressly permitted by this Agreement, maintain its assets in its own separate name and in such a manner that it is not costly or difficult to segregate, identify, or ascertain such assets;

         (iii) consider the interests of the Trust's creditors in connection with its actions;

         (iv) hold itself out to creditors and the public as a legal entity separate and distinct from any other Person and correct any known misunderstanding regarding its separate identity and refrain from engaging in any activity that compromises the separate legal identity of the Trust;

         (v) prepare and maintain separate records, accounts and financial statements in accordance with generally accepted accounting principles, consistently applied, and susceptible to audit. To the extent it is included in consolidated financial statements or consolidated tax returns, such financial statements and tax returns will reflect the separateness of the respective entities and indicate that the assets of the Trust will not be available to satisfy the debts of any other Person;

         (vi) allocate and charge fairly and reasonably any overhead shared with any other Person;

         (vii) transact all business with affiliates on an arm's-length basis and pursuant to written, enforceable agreements;

         (viii) conduct business solely in the name of the Trust. In that regard all written and oral communications of the Trust, including, without limitation, letters, invoices, purchase orders and contracts, shall be made solely in the name of the Trust;

         (ix) maintain a separate office through which its business shall be conducted, provided that such office may be an office of the Trustee, which office shall not be shared with the Company or any affiliates of the Company;

         (x) in the event that services have been or are in the future performed or paid by any Person on behalf of the Trust (other than the Trustee, the Delaware Trustee, the Certificate Administrator or the Tax Matters Person as permitted herein), reimburse such Person, as applicable, for the commercially reasonable value of such services or expenses provided or incurred by such Person. Accordingly, (i) the Trust shall reimburse such Person, as applicable, for the commercially reasonable value of such services or expenses provided or incurred by such Person; (ii) to the extent invoices for such services are not allocated and separately billed to the Trust, the amount thereof that was or is to be allocated and separately billed to the Trust was or will be reasonably related to the services provided to the Trust; and (iii) any other allocation of direct, indirect or overhead expenses for items shared between the Trust and any other Person, was or will be, to the extent practicable, allocated on the basis of actual use or value of services rendered or otherwise on a basis reasonably related to actual use or the value of services rendered;

         (xi) except as expressly permitted by this Agreement, not commingle its assets or funds with those of any other Person;

         (xii) except as expressly permitted by this Agreement, not assume, guarantee, or pay the debts or obligations of any other Person;

         (xiii) except as expressly permitted by this Agreement, not pledge its assets for the benefit of any other Person;

         (xiv) not hold out its credit or assets as being available to satisfy the obligations of others;

         (xv) pay its liabilities only out of its funds;

         (xvi) pay the salaries of its own employees, if any; and

         (xvii) cause the agents and other representatives of the Trust, if any, to act at all times with respect to the Trust consistently and in furtherance of the foregoing.

         None of the Trustee, the Delaware Trustee, the Company or the Certificate Administrator shall take any action that is inconsistent with the purposes of the Trust or Section 2.02 or Section 2.03. Neither the Company nor the Certificate Administrator shall direct the Trustee or the Delaware Trustee to take any action that is inconsistent with the purposes of the Trust or
Section 2.02 or Section 2.03.

Section 2.04.     Conveyance of Trust Assets; Security Interest.

         Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trust, without recourse, all the Company's right, title and interest in and to the Underlying Certificates, including but not limited to all scheduled payments of principal and interest due on the Underlying Certificates after the Closing

Date (such transfer and assignment by the Company to be referred to herein as the "Conveyance," and the assets so transferred and assigned to be referred to herein as the "Conveyed Assets"). The Company shall cause the Underwriter to cause DTC to transfer the Underlying Certificates directly to the Trustee.

         It is the express intent of the parties hereto that the Conveyance of the Conveyed Assets to the Trust by the Company as provided in this Section 2.04 be, and be construed as, an absolute sale of the Conveyed Assets. It is, further, not the intention of the parties that such Conveyance be deemed the grant of a security interest in the Conveyed Assets by the Company to the Trust to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Conveyed Assets are held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Conveyed Assets, then

         (a) this Agreement shall be deemed to be a security agreement;

         (b) the Conveyance provided for in this Section 2.04 shall be deemed to be a grant by the Company to the Trust of, and the Company hereby grants to the Trust, to secure all of the Company's obligations hereunder, a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

         (I) (i) the Underlying Certificates and all distributions with respect thereto payable on and after the Closing Date; (ii) the Certificate Account, the Class A-3 Reserve Fund, the Rounding Account and all money or other property held therein; and (iii) the Certificate Insurance Policy;

         (II) All rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount);

         (III) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing; and

         (IV) All proceeds of the foregoing;

         (c) the possession by the Trust of any of the foregoing property shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

         (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trust, as applicable, for the purpose of perfecting such security interest under applicable law.

         The Company shall file such financing statements, and the Company and the Trustee acting on behalf of the Trust at the direction of the Company shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Conveyed Assets, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trust shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

Section 2.05.     [Reserved].

Section 2.06.     REMIC Election for REMIC I.

         The Tax Matters Person, shall, on behalf of REMIC I, elect to treat REMIC I as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC I for its first taxable year.

         The Closing Date is hereby designated as the "startup day" of REMIC I within the meaning of Section 860G(a)(9) of the Code.

         The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to REMIC I are hereby designated as "regular interests" in REMIC I for purposes of Section 860G(a)(1) of the Code. The Class R-1 Residual Interest is hereby designated as the sole class of "residual interest" in REMIC I for purposes of Section 860G(a)(2) of the Code. The REMIC I Regular Interests and the Class R-1 Residual Interest shall together be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC I Assets pursuant to Section 3806(b)(2) of the Statutory Trust Statute.

         The parties intend that the affairs of REMIC I shall constitute, and that the affairs of REMIC I shall be conducted so as to qualify REMIC I as a REMIC. In furtherance of such intention, the Tax Matters Person shall, on behalf of REMIC I: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for REMIC I when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for REMIC I to be treated as a REMIC on the federal tax return of REMIC I for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of REMIC I at all times that any REMIC I Regular Interests are outstanding so as to maintain the status of REMIC I as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of REMIC I; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on REMIC I when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by REMIC I for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

         The Trustee and the Certificate Administrator shall promptly provide the Company with such information in the possession of the Trustee or the Certificate Administrator, respectively, as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

         In the event that any tax is imposed on "prohibited transactions" of REMIC I as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the second preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R-1 Residual Interest. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R-1 Residual Interest on any Distribution Date sufficient funds to reimburse the Tax Matters Person (or any agent therefor appointed in accordance with the definition of "Tax Matters Person" herein, if applicable), for the payment of such tax (upon the written request of the Tax Matters Person or its agent, to the extent reimbursable, and to the extent that the Tax Matters Person or its agent has not been previously reimbursed therefor).

Section 2.07.     [Reserved].

Section 2.08. Representations and Warranties of the Company. The Company hereby represents and warrants to the Trust that immediately prior to the conveyance of the Underlying Certificates pursuant to Section 2.04 herein, the Company had good title to, and was the sole owner of, the Underlying Certificates free and clear of any pledge, lien, encumbrance or security interest and such conveyance validly transfers ownership of the Underlying Certificate to the Trustee free and clear of any pledge, lien, encumbrance or security interest.

Section 2.09. Acknowledgment of Transfer of Trust Assets. The Trustee hereby acknowledges and accepts on behalf of the Trust the transfer and assignment to the Trust of the Trust Assets, and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the Trust Assets, and the Trust Assets, as Trustee in trust, upon the trust herein set forth, for the use and benefit of all present and future Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest. In connection therewith, as of the Closing Date, in exchange for the Trust Assets, the Trustee on behalf of the Trust does hereby issue to the Company the REMIC I Regular Interests and the Class R-1 Residual Interest.

Section 2.10. Conveyance of REMIC I Regular Interests; Security Interest. Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over, and otherwise convey to the Trust, without recourse, all the Company's right, title and interest in and to the REMIC II Assets, including all interest and principal received by the Company on or with respect to the REMIC I Regular Interests after the Closing Date.

Pursuant to Section 3818 of the Statutory Trust Statute, the REMIC I Regular Interests shall not be cancelled and shall be held as treasury interests owned by the Trust. It is the express intent of the parties hereto that the conveyance of the REMIC II Assets to the Trust by the Company as provided in this Section
2.10 be, and be construed as, an absolute sale of the REMIC II Assets. It is, further, not the intention of the parties that such conveyance be deemed the grant of a security interest in the REMIC II Assets by the Company to the Trust to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC II Assets are held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC II Assets, then

         (a) this Agreement shall be deemed to be a security agreement;

         (b) the conveyance provided for in this Section 2.10 shall be deemed to be a grant by the Company to the Trust of, and the Company hereby grants to the Trust, to secure all of the Company's obligations hereunder, a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

         (I) The REMIC I Regular Interests, including without limitation all rights represented thereby in and to (i) the Underlying Certificates and all distributions with respect thereto payable on and after the Closing Date, (ii) the Certificate Account, the Class A-3 Reserve Fund, the Rounding Account and all money or other property held therein; (iii) the Certificate Insurance Policy; and (iv) all rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(iii) above (including any accrued discount realized on liquidation of any investment purchased at a discount);

         (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing; and

         (III) All proceeds of the foregoing;

         (c) the possession by the Trust of any of the foregoing property shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

         (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trust, as applicable, for the purpose of perfecting such security interest under applicable law.

         The Company shall file such financing statements, and the Company and the Trustee acting on behalf of the Trust at the direction of the Company shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC II Assets, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trust shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

Section 2.11.     REMIC Election for REMIC II.

         The Tax Matters Person shall, on behalf of REMIC II, elect to treat REMIC II as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC II for its first taxable year.

         The Closing Date is hereby designated as the "startup day" of REMIC II within the meaning of Section 860G(a)(9) of the Code.

         The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to REMIC II are hereby designated as "regular interests" in REMIC II for purposes of Section 860G(a)(1) of the Code. The Class R-2 Residual Interest is hereby designated as the sole class of "residual interest" in REMIC II for purposes of Section 860G(a)(2) of the Code. The REMIC II Regular Interests and the Class R-2 Residual Interest shall together be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC II Assets pursuant to Section 3806(b)(2) of the Statutory Trust Statute.

         The parties intend that the affairs of REMIC II shall constitute, and that the affairs of REMIC II shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Tax Matters Person shall, on behalf of REMIC II: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for REMIC II when and as required by the REMIC provisions and other applicable federal income tax laws;
(b) make an election, on behalf of REMIC II, to be treated as a REMIC on the federal tax return of REMIC II for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Holders of the Class R-2 Residual Interest all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of REMIC II at all times that any of the Certificates are outstanding so as to maintain the status of REMIC II as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of REMIC II; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on REMIC II when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from REMIC II for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

         In the event that any tax is imposed on "prohibited transactions" of REMIC II as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-2 Residual Interest. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-2 Residual Interest on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

Section 2.12. Acknowledgement of Transfer of REMIC II Assets; Authentication of Certificates. The Trustee hereby acknowledges and accepts on behalf of the Trust the assignment to the Trust of the REMIC II Assets and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the REMIC II Assets, and the REMIC II Assets, as Trustee in trust, upon the trust herein set forth, for the use and benefit of all present and future Holders of the Certificates (other than the Class R Certificates) and the Class R-2 Residual Interest. In connection therewith, as of the Closing Date, in exchange for the REMIC II Assets, the Trustee on behalf of the Trust shall cause to be authenticated and delivered, upon and pursuant to the order of the Company, the Certificates in Authorized Denominations.

Section 2.13. Legal Title. Legal title to all assets of the Trust shall be vested at all times in the Trust as a separate legal entity.

Section 2.14. Compliance with ERISA Requirements. For purposes of ensuring compliance with the requirements of the "underwriter's exemption" (U.S. Department of Labor Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (Aug. 22, 2002)), issued under ERISA, and for the avoidance of any doubt as to the applicability of other provisions of this Agreement, to the extent permitted by applicable law and except as contemplated by this Agreement, (1) the Trust shall not be a party to any merger, consolidation or reorganization, or liquidate or sell its assets and (2) so long as any Certificates are outstanding, none of the Company, the Trustee or the Delaware Trustee shall institute against the Trust, or join in any institution against the Trust of, any bankruptcy or insolvency proceedings under any federal or state bankruptcy, insolvency or similar law.

                                  ARTICLE III

                  Administration of the Underlying Certificates

Section 3.01. The Company to Act as Certificate Administrator. The Company shall act as Certificate Administrator on behalf of the Trust and for the benefit of the Certificateholders in accordance with the terms hereof. The Certificate Administrator shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Underlying Certificates. The Certificate Administrator hereby undertakes to collect and remit to the Trustee for deposit in the Certificate Account all amounts due with respect to the Underlying Certificates, to the extent not remitted directly to the Trustee under the Pooling and Servicing Agreement. The Certificate Administrator may perform its administrative responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Certificate Administrator shall diligently pursue all of its rights against such agents or independent contractors.

Section 3.02.     [Reserved].

Section 3.03.     [Reserved].

Section 3.04. The Certificate Account. On or prior to the Closing Date, the Trustee shall establish the Certificate Account, which shall be entitled "Washington Mutual Mortgage Securities Corp. Certificate Account under the Amended and Restated Trust Agreement, dated as of February 26, 2004, among Washington Mutual Mortgage Securities Corp., as Depositor and Certificate Administrator, Citibank, N.A., as the Trustee, and Christiana Bank & Trust Company, as the Delaware Trustee, for the benefit of WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust created pursuant thereto". Promptly after the Closing Date, the Trustee shall communicate to the Certificate Administrator the account number and wiring instructions for the Certificate Account. The Trustee shall deposit or cause to be deposited in the Certificate Account, upon receipt, all payments and other collections received on or in respect of the Underlying Certificates subsequent to the Closing Date. In addition, the Certificate Administrator shall deposit into the Certificate Account any amounts paid by the Certificate Administrator in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01. The Trustee shall deposit into the Certificate Account amounts received under the Certificate Insurance Policy in accordance with Section 3.21(b) hereof.

Section 3.05.     [Reserved].

Section 3.06.     [Reserved].

Section 3.07.     [Reserved].

Section 3.08.     [Reserved].

Section 3.09. Compliance with Federal Withholding Requirements. Notwithstanding any other provision of this Agreement, the Certificate Administrator and the Trustee, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Certificate Administrator or the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Certificate Administrator agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to REMIC I or REMIC II or the depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

Section 3.10.     [Reserved].

Section 3.11. Compensation to the Certificate Administrator. As compensation for its activities hereunder, the Certificate Administrator shall be entitled to receive the Certificate Administrator Fee pursuant to Section 4.04. The

Certificate Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor, except as specifically provided herein.

Section 3.12. Reports to the Trustee; Certificate Account Statement. Not later than 15 days after each Distribution Date, the Certificate Administrator shall forward a statement, certified by an Administrative Officer, to the Trustee and the Certificate Insurer setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). The Trustee shall make available such statements to any Certificateholder upon request at the expense of the Certificate Administrator.

Section 3.13. Annual Statement as to Compliance. The Certificate Administrator shall deliver to the Trustee and the Certificate Insurer, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Certificate Administrator during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Certificate Administrator has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Certificate Administrator to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Certificate Administrator, should the Certificate Administrator fail to so provide such copies.

Section 3.14.     [Reserved].

Section 3.15. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Certificate Administrator, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee and the Certificate Insurer to the effect that, in connection with the firm's examination of the financial statements as of the previous December 31 of the Certificate Administrator's parent corporation (which shall include a limited examination of the Certificate Administrator's financial statements), nothing came to their attention that indicated that the Certificate Administrator was not in compliance with Section 3.02, Section 3.03,
Section 3.04, Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

Section 3.16. Maintenance of the Class A-3 Reserve Fund. On or prior to the Closing Date, the Certificate Administrator shall cause to be established and maintained the Class A-3 Reserve Fund, into which an amount equal to $15,000 shall be contributed by the Underwriter, to provide coverage with respect to any Class A-3 Covered Shortfall Amount. For each Distribution Date, so long as funds remain on deposit in the Class A-3 Reserve Fund, the Certificate Administrator shall calculate the Class A-3 Covered Shortfall Amount for such Distribution Date, and shall notify the Trustee by noon New York City time two Business Days prior to the Distribution Date of such aggregate amount. On each such Distribution Date, the Trustee shall then withdraw from the Class A-3 Reserve Fund, to the extent funds are available therein, the Class A-3 Covered Shortfall Amount and deposit such amount in the Certificate Account for payment to the Class A-3 Certificateholders pursuant to Section 4.04(a) (and shall be deemed to have distributed such amount to the Class A-3-L Regular Interest pursuant to
Section 4.01).

         The Trustee shall withdraw from the Class A-3 Reserve Fund and pay to the Underwriter any amounts remaining in the Class A-3 Reserve Fund on the Distribution Date on which the Class A-3 Principal Balance has been reduced to zero.

         Amounts on deposit in the Class A-3 Reserve Fund shall not be invested and shall not be held in an interest-bearing account.

         To the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, the Class A-3 Reserve Fund established hereunder shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard (i) such fund shall be an outside reserve fund and not an asset of any REMIC, (ii) such fund shall be owned for federal tax purposes by the Underwriter, and the Underwriter shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts transferred by the REMIC to the fund shall be treated as distributed by the REMIC to the Underwriter.

Section 3.17.     [Reserved.]

Section 3.18.     [Reserved.]

Section 3.19.     [Reserved.]

Section 3.20.     [Reserved.]

Section 3.21. Maintenance of the Certificate Insurance Policy; Collections Thereunder.

         (a) Prior to noon New York City time on the third Business Day prior to each Distribution Date, the Certificate Administrator shall, with respect to the Insured Certificates, determine if a Deficiency Amount for such Distribution Date exists and, if so, shall immediately notify the Trustee in writing of such amount; the Trustee, upon receipt of such notice, shall complete the Notice and submit such Notice in accordance with the Certificate Insurance Policy to the Certificate Insurer no later than 10:00 a.m, New York City time, on the second Business Day immediately preceding such Distribution Date, as a claim for an Insured Payment in an amount equal to such Deficiency Amount. If at any time the Trustee receives a certified copy of an order of an appropriate court that any payment of principal and interest on the Insured Certificates constitutes a Avoided Payment, the Trustee, at the expense of the Trust, shall take the actions required on its part by the terms of the Certificate Insurance Policy to obtain payment of such Avoided Payment by the Certificate Insurer.

         (b) Upon receipt of an Insured Payment from the Certificate Insurer on behalf of the Holders of the Insured Certificates, the Trustee shall deposit such Insured Payment in the Certificate Account. All such amounts on deposit in the Certificate Account shall remain uninvested. The Trustee shall include on each Distribution Date any amounts received by it from or on behalf of the Certificate Insurer with respect to a Deficiency Amount for such Distribution Date (i) in the amount distributed to the Holders of the Insured Certificates pursuant to Section 4.04 and (ii) in the amount deemed to have been distributed to the Class A-3-L Regular Interest and deposited for its benefit into the Certificate Account pursuant to Section 4.01). If on any Distribution Date the Trustee or the Certificate Administrator determines (the Certificate Administrator having notified the Trustee of such determination) that the Certificate Insurer has paid more under the Certificate Insurance Policy than is required by the terms thereof, the Trustee shall promptly return the excess amount to the Certificate Insurer.

         (c) The Trustee shall (i) receive as attorney-in-fact of the Holders of the Insured Certificates (and each such Holder, by its acceptance of its Insured Certificates, hereby agrees that the Trustee shall so receive) any Insured Payment delivered to it by the Certificate Insurer for payment to such Class and
(ii) distribute such Insured Payment to such Holders as set forth in subsection 3.21(b) above. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust with respect to the Insured Certificates, nor shall such disbursement of Insured Payments discharge the obligations of the Trust with respect to the amounts thereof, and the Certificate Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of such Holders. The Trustee hereby agrees on behalf of the Holders of the Insured Certificates (and each such Holder, by its acceptance of its Insured Certificates, hereby agrees) for the benefit of the Certificate Insurer that, to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Holder of an Insured Certificate, the Certificate Insurer will be subrogated to any rights of the Holder of such Insured Certificate to receive (pursuant to the definition of "REMIC I Distribution Amount") the amounts for which such Insured Payments were made, to the extent of such payments, and the Trustee shall pay such amounts to the Certificate Insurer to the extent included in the REMIC I Distribution Amount (as notified to the Trustee by the Certificate Administrator in the written statement required pursuant to Section 4.02).

         (d) On each Distribution Date and prior to making any distributions on such Distribution Date pursuant to Section 4.04, the Trustee shall withdraw from the Certificate Account and pay to the Certificate Insurer the Certificate Insurer Premium as set forth in the statement delivered to the Trustee pursuant to Section 4.02.

Section 3.22. Maintenance of the Rounding Account; Collections Thereunder. On or prior to the Closing Date, the Trustee shall establish the Rounding Account, and the Underwriter shall deposit $999.99 therein. The Certificate Administrator shall maintain such account to provide, if needed, the applicable Rounding Amount on any Distribution Date. On the first Distribution Date with respect to which the Certificate Administrator determines that principal is required to be distributed to the Special Retail Certificates pursuant to Section 4.04(a)(ii), and the aggregate amount of such principal is not an amount equal to an integral multiple of $1,000, the Certificate Administrator shall notify the Trustee by Noon New York City time two Business Days prior to such Distribution Date of the applicable Rounding Amount, and the Trustee shall withdraw such Rounding Amount from the Rounding Account. On each succeeding Distribution Date, prior to the earlier of (i) the Credit Support Depletion Date and (ii) the date on which any loss is allocated to the Special Retail Certificates or its Corresponding Class, with respect to which the Certificate Administrator determines that principal is required to be distributed to such Class pursuant to Section 4.04(a)(ii), the aggregate amount of such principal will be applied first to repay to the Rounding Account any funds withdrawn from the Rounding Account on prior Distribution Dates which have not been repaid. If the remainder of such aggregate amount of principal is not an amount equal to an integral multiple of $1,000, the Certificate Administrator shall notify the Trustee by Noon New York City time two Business Days prior to such Distribution Date of the applicable Rounding Amount, and the Trustee shall withdraw from the Rounding Account, to the extent funds are available therein, the amount so notified by the Certificate Administrator.

         Any amounts withdrawn by the Trustee from the Rounding Account shall be deposited in the Certificate Account for distribution to the Holders of the Special Retail Certificates as described in the immediately preceding paragraph (and shall be deemed to have been distributed to their Corresponding Class and deposited for its benefit into the Certificate Account in accordance with
Section 4.01.

         Amounts on deposit in the Rounding Account shall not be invested.

         On the first Distribution Date after the earliest of (i) the Credit Support Depletion Date, (ii) the date on which any loss is allocated to the Special Retail Certificates or their Corresponding Class and (iii) the date on which the Class Principal Balance of the Special Retail Certificates has been reduced to zero, the Trustee shall remit any amounts then remaining on deposit in the Rounding Account to the Holders of the Class R-2 Residual Interest.

                                   ARTICLE IV

               Payments to Certificateholders; Payment of Expenses

Section 4.01. Distributions to Certificate Insurer and Holders of REMIC I Regular Interests and Class R-1 Residual Interest. On each Distribution Date, the Trustee (or any duly appointed paying agent) (i) shall withdraw from the Certificate Account the Certificate Insurer Premium payable on such Distribution Date pursuant to Section 3.21(d) and pay such amount to the Certificate Insurer,
(ii) shall be deemed to have distributed from the Certificate Account (A) the REMIC I Distribution Amount (other than the Class A-3 Reimbursement Amount) to the Holders of the REMIC I Regular Interests and (B) the Class A-3 Covered Shortfall Amount, if any, the Deficiency Amount, if any, and the Rounding Amount, if any, to the Holders of the Class A-3 Regular Interest, and to have deposited such amount for their benefit into the Certificate Account, (iii) shall withdraw from the Certificate Account and distribute to the Certificate Insurer, in accordance with the written statement received from the Certificate Administrator pursuant to Section 4.02, any Class A-3 Reimbursement Amount to be distributed to the Certificate Insurer pursuant to the definition of "REMIC I Distribution Amount" for such Distribution Date and (iv) from the Certificate Account shall distribute to the Class R Certificateholders, in accordance with the written statement received from the Certificate Administrator pursuant to
Section 4.02, the amounts to be distributed to the Holders of the Class R-1 Residual Interest pursuant to the definition of "REMIC I Distribution Amount" for such Distribution Date. Amounts distributed pursuant to clause (iv) above shall be distributed by wire transfer in immediately available funds for the account of each Class R Certificateholder, or by any other means of payment acceptable to each Class R Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Amounts distributed to the Certificate Insurer pursuant to clause (iii) above shall be distributed by wire transfer in immediately available funds to such account as the Certificate Insurer shall designate in writing to the Trustee from time to time at least one Business Day before any Distribution Date or, at the election of the Certificate Insurer, by check sent by first class mail to its Notice Address. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (ii) of this Section 4.01 shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of REMIC II and not REMIC I.

Section 4.02. Distribution Reports to the Trustee. Prior to noon New York City time two Business Days prior to each Distribution Date, the Certificate Administrator shall provide (x) the Trustee (y) the Certificate Insurer and (z) the Company (if the Company is no longer acting as Certificate Administrator) with a statement in writing of (1) the amount, if any, of the Certificate Insurer Premium, (2) the amounts to be distributed to the Certificate Insurer pursuant to the definition of "REMIC I Distribution Amount," (3) the Deficiency Amount, if any, to be paid by the Certificate Insurer, (4) the Class A-3 Covered Shortfall Amount, if any, to be withdrawn from the Class A-3 Reserve Fund pursuant to Section 3.16, (5) the Rounding Amount, if any, to be withdrawn from the Rounding Account pursuant to Section 3.22, (6) the amounts to be applied to repay any funds withdrawn from the Rounding Account on prior Distribution Dates pursuant to Section 3.22, (7) the amount, as applicable, of (i) interest, (ii) the interest portion, if any, of Allocated Realized Losses, (iii) Allocated Uncompensated Interest Shortfall, (iv) principal, (v) the principal portion of Allocated Realized Losses and (vi) the Residual Distribution Amount to be distributed or allocated, as applicable, to each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definitions of "REMIC I Distribution Amount" and "REMIC II Distribution Amount,"
Section 4.01 and Section 4.04 hereof and other related definitions set forth in
Article I hereof); and (8) the applicable Class Principal Balance after giving effect to such distributions and allocations.

Section 4.03.     [Reserved.]

Section 4.04. Distributions to Certificateholders; Payment of Certificate Administrator Fee.

         (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall (i) withdraw from the Certificate Account the Certificate Administrator Fee payable on such Distribution Date and pay such amount to the Certificate Administrator and (ii) withdraw from the Certificate Account (A) the REMIC II Available Distribution Amount for such Distribution Date and distribute, from the amount so withdrawn, to the extent of the REMIC II Available Distribution Amount, the REMIC II Distribution Amount to the Certificateholders (including the Class R Certificateholders with respect to any distribution to the Holders of the Class R-2 Residual Interest) (provided that any portion of such amount distributable to the Special Retail Certificates shall be used first to pay any amount payable to the Rounding Account pursuant to Section 3.22) and to the Certificate Insurer in respect of the Certificate Insurer's subrogation to certain rights to payment due to the Holders of the Insured Certificates as set forth in Section 3.21, (B) the Class A-3 Covered Shortfall Amount, if any, deposited therein for distribution on such date pursuant to Section 3.16 and the Deficiency Amount, if any, and distribute such amounts to the Holders of the Insured Certificates and (C) the applicable Rounding Amount, if any, deposited therein for distribution on such date pursuant to Section 3.22 and distribute the amount so withdrawn to the Special Retail Certificates in accordance with such Section 3.22, all in accordance with the written statement received from the Certificate Administrator pursuant to
Section 4.02. Amounts distributed to the Certificateholders pursuant to clause
(ii) above shall be distributed by wire transfer in immediately available funds for the account of, or by check mailed to, each such Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Amounts distributed to the Certificate Insurer pursuant to clause (ii) above shall be distributed by wire transfer in immediately available funds to such account as the Certificate Insurer shall designate in writing to the Trustee from time to time at least one Business Day before any Distribution Date or, at the election of the Certificate Insurer, by check sent by first class mail to its Notice Address.

         (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal and all allocations of Allocated Realized Losses made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution upon the Class R Certificates upon (i) the termination of REMIC I and REMIC II and (ii) the payment, or making provision for payment, of all liabilities of the Trust) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.04(c)(ii) and Section 9.01(b).

         (c) Whenever the Certificate Administrator has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agencies (with a copy to the Certificate Insurer) a notice to the effect that:

         (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

         (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and
(B) no interest shall accrue on such Certificate after such Distribution Date.



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

Section 4.05. Statements to Certificateholders. The Trustee shall make available the statement required by Section 4.02, and may make available certain other information, including, without limitation, information required to be provided by the Trustee pursuant to Sections 3.12 and 3.13, to Certificateholders, the Certificate Insurer and each Rating Agency through the Trustee's Corporate Trust home page on the world wide web. Such web page is currently located at "www.sf.citidirect.com." The location of such web page and the procedures used therein are subject to change from time to time at the Trustee's discretion. Certificateholders can also reach the customer service desk by phone at 1-800-422-2066.

         Upon request by any Certificateholder or Rating Agency or the Trustee or the Certificate Insurer, the Certificate Administrator shall forward to such Certificateholder or Rating Agency and the Trustee, the Certificate Insurer and the Company (if the Company is no longer acting as Certificate Administrator) an additional report which sets forth with respect to the Mortgage Loans:

         (a) The information set forth in Section 4.06(a) through (e) of the Pooling and Servicing Agreement;

         (b) The amount of the Class A-3 Reimbursement Amount as of the applicable Determination Date and the amount of any Avoided Payment and any amount payable to the Certificate Insurer pursuant to its subrogation rights;

         (c) The cumulative amount of Allocated Realized Losses allocated to the Certificates since the Closing Date; and

         (d) The amount remaining on deposit in the Class A-3 Reserve Fund.

         The Company may make available any reports, statements or other information to Certificateholders through the Company's home page on the world wide web. As of the Closing Date, such web page is located at "www.wamumsc.com" and information is available by clicking on "Investor Information."

Section 4.06. Principal Distributions on the Special Retail Certificates. Prior to the earlier of (i) the Credit Support Depletion Date and (ii) the date on which any loss is allocated to the Underlying Certificates by Pro Rata Allocation, distributions in reduction of the Class Principal Balance of the Special Retail Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Certificates of such Class and at the request of Living Holders of Certificates of such Class or by mandatory distributions, pursuant to Section 4.06(a) and Section 4.06(d). On and after the earlier of (i) the Credit Support Depletion Date and (ii) the date on which any loss is allocated to the Underlying Certificates by Pro Rata Allocation, distributions in reduction of the Class Principal Balance of the Special Retail Certificates will be made on a pro rata basis pursuant to Section 4.06(e).

         (a) On each Distribution Date (prior to the earlier of (i) the Credit Support Depletion Date and (ii) the date on which any loss is allocated to the Underlying Certificates by Pro Rata Allocation) on which principal distributions to the Special Retail Certificates are made, such distributions will be made in the following priority:

         (i) first, to requesting Deceased Holders, in the order in which such requests are received by DTC, but not exceeding an aggregate amount of $100,000 for each requesting Deceased Holder; and

         (ii) second, to requesting Living Holders, in the order in which such requests are received by DTC, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

Thereafter, distributions will be made, with respect to the Special Retail Certificates, as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to such Class.

         All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in Section 4.06(c). Requests for principal distributions that are received by the Trustee after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in
Section 4.06(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Holder of the Special Retail Certificate, all in accordance with the procedures of DTC and the Trustee. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.06(c) using a form required by DTC.

         Distributions in reduction of the Class Principal Balance of the Special Retail Certificates will be applied in an amount equal to the portion of the REMIC II Available Distribution Amount allocable to such Class pursuant to
Section 4.04, plus any amounts available for distribution from the Rounding Account established as provided in Section 3.22, provided that the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

         To the extent that the portion of the Principal Distribution Amount allocable to the Corresponding Class of the Special Retail Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Special Retail Certificates with respect to which principal distribution requests, as set forth above, have been received, principal distributions in reduction of the Class Principal Balance of the Special Retail Certificates will be made by mandatory distribution pursuant to Section 4.06(d).

         (b) A Special Retail Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 4.06 if the death of the Holder thereof is deemed to have occurred. Special Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Holder, and the Special Retail Certificates so beneficially owned will be eligible for priority with respect to principal distributions, subject to the limitations stated above. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Holders of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Holder of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Holder of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Trustee may rely entirely upon documentation delivered to it in establishing beneficial ownership interests in Special Retail Certificates. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Holder. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.06(c) in establishing the eligibility of any Holder to receive the priority accorded Deceased Holders in Section 4.06(a).

         (c) Requests for principal distributions to any Special Retail Certificate must be made by delivering a written request therefor to the DTC Participant or Indirect DTC Participant that maintains the account evidencing such Holder's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The DTC Participant should in turn make the request of DTC (or, in the case of an Indirect DTC Participant, such Indirect DTC Participant must notify the related DTC Participant of such request, which DTC Participant should make the request of DTC) on a form required by DTC and provided to the DTC Participant. Upon receipt of such request, DTC will date and time stamp such request and forward such request to the Trustee. DTC may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, the Certificate Administrator, the Trust or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by DTC, a DTC Participant or any Indirect DTC Participant.

         The Trustee shall maintain a list of those DTC Participants representing the appropriate Holders of Special Retail Certificates that have submitted requests for principal distributions, together with the order of receipt and the amounts of such requests. Subject to the priorities described in
Section 4.06(a) above, DTC will honor requests for distributions in the order of their receipt. The Trustee shall notify DTC as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date and shall notify DTC as to the portion of the REMIC II


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

Available Distribution Amount (together with any amounts available for distribution from the Rounding Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 4.06(d). Requests shall be honored by DTC in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.06. The exact procedures to be followed by the Trustee and DTC for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or DTC, as the case may be. The decisions of the Trustee and DTC concerning such matters will be final and binding on all affected persons.

         Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last calendar day of the month preceding the month in which such Distribution Date occurs.

         Any Holder of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the DTC Participant or Indirect DTC Participant that maintains such Holder's account. In the event that such account is maintained by an Indirect DTC Participant, such Indirect DTC Participant must notify the related DTC Participant which in turn must forward the withdrawal of such request, on a form required by DTC, to DTC to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been received by DTC and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

         In the event any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 4.06, the Trustee shall return such request to the appropriate DTC Participant with a copy to DTC with an explanation as to the reason for such rejection.

         (d) To the extent, if any, that principal distributions to be made to the Special Retail Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 4.06(a) above, additional Special Retail Certificates will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable Random Lot procedures of DTC, and the then-applicable procedures of the DTC Participants and Indirect DTC Participants representing the Holders (which procedures may or may not be by random lot). The Trustee shall notify DTC of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. DTC shall then allocate such aggregate amount among the DTC Participants on a Random Lot basis. Each DTC Participant and, in turn, each Indirect DTC Participant will then select, in accordance with its own procedures, Special Retail Certificates from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates so selected is equal to the aggregate amount of such mandatory distributions allocated to such DTC Participant by DTC and to such Indirect DTC Participant by its related DTC Participant, as the case may be. DTC Participants and Indirect DTC Participants that hold Special Retail Certificates selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Holders. The Certificate Administrator shall notify the Trustee of the amount of principal distributions to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations under the Depositary Agreement.

         (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the earlier of (i) the Credit Support Depletion Date and (ii) the date on which any loss is allocated to the Underlying Certificates by Pro Rata Allocation, distributions in reduction of the Class Principal Balance of the Special Retail Certificates will be made pro rata among the Holders of the Special Retail Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by
Section 4.06(a) or by mandatory distributions as provided for by Section
4.06(d).

         (f) In the event that Definitive Certificates representing Special Retail Certificates are issued pursuant to Section 5.09, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Principal Balance of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 4.06.

                                   ARTICLE V

                                The Certificates

Section 5.01.     The Certificates.

         (a) The Certificates shall be substantially in the forms set forth in Exhibit A and B with the additional insertion from Exhibit H attached hereto, and shall be executed by the Trustee on behalf of the Trust, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered (i) upon and pursuant to the order of the Company and (ii) upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations. Certificates shall be executed by manual or facsimile signature on behalf of the Trust by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

         (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

         (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

         (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

         (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

         (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

         (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

         (iii) (A) If any "disqualified organization" (as defined in Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. Neither the Trust nor the Trustee shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

         (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

         (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

         (v) The provisions of this Section 5.01 set forth prior to this Section
(v) may be modified, added to or eliminated by the Company and the Trustee, provided that there shall have been delivered to the Trustee the following:

         (A) written notification from each of the Rating Agencies to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates (determined in the case of the Insured Certificates, without giving effect to the Certificate Insurance Policy); and

         (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause REMIC I and REMIC II to cease to qualify as a REMIC and will not create a risk that (1) REMIC I and REMIC II may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

         (vi) The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE)

WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

         (vii) The Tax Matters Person for each of REMIC I and REMIC II, while not a Disqualified Organization, shall be the tax matters person for the related REMIC within the meaning of Section 6231(a)(7) of the Code and Treasury Regulation Section 1.860F-4(d).

         (d) In the case of any Residual Certificate presented for registration in the name of any Person, the Trustee shall require (i) a Transferee Affidavit and Agreement which includes the representation set forth in paragraph 18 of the form attached hereto as Exhibit J and (ii) only if the representation set forth in such paragraph 18 indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.

Section 5.02. Certificates Issuable in Classes; Distributions of Principal and Interest; Authorized Denominations. The aggregate principal amount of the Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Class Principal Balance of the Underlying Certificates as of the Closing Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Certificate Interest Rates, initial Class Principal Balances and Final Maturity Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

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

Section 5.03. Registration of Transfer and Exchange of Certificates. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate to the Trustee at the Corporate Trust Office of the Trustee, or such other address or agency as may hereafter be provided to the Certificate Administrator in writing by the Trustee, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Certificate Principal Balance or Percentage Interest, as applicable, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee on behalf of the Trust shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

         A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

         All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

Section 5.04. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent (and with respect to the Insured Certificates, the Certificate Insurer) such security or indemnity as may be required by them to save each of them and the Trust harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Certificate Principal Balance or Percentage Interest as applicable. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in REMIC II (or with


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

respect to the Class R Certificates, the residual ownership interests in REMIC
I) as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

Section 5.05. Persons Deemed Owners. The Company, the Certificate Administrator, the Trust, the Trustee, the Delaware Trustee, the Certificate Insurer (with respect to the Insured Certificates) and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and Section 4.04 and (except as provided in the definition of "Certificateholder or Holder") for all other purposes whatsoever, and neither the Company, the Certificate Administrator, the Trust, the Trustee, the Delaware Trustee, the Certificate Registrar nor any agent of the Company, the Certificate Administrator, the Trust, the Trustee or the Delaware Trustee shall be affected by notice to the contrary.

Section 5.06. Temporary Certificates. Upon the initial issuance of the Certificates, the Trustee on behalf of the Trust may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B and H hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form of temporary Certificates.

         If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days after the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Certificate Administrator. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee on behalf of the Trust shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

Section 5.07. Book-Entry for Book-Entry Certificates. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

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

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

         (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

         (b) the Certificate Administrator and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

         (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this Section 5.07 shall control; and

         (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to
Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

         For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

Section 5.08. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

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

Section 5.09. Definitive Certificates. If (a) the Certificate Administrator notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Certificate Administrator is unable to locate a qualified successor, (b) the Certificate Administrator, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee on behalf of the Trust shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Certificate Administrator, the Trust nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

Section 5.10. Office for Transfer of Certificates. The Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. The Corporate Trust Office is initially designated for said purposes.

Section 5.11. Nature of Certificates. The Certificates shall be personal property giving only the rights specifically set forth therein and in this Agreement. The Certificates shall have no preemptive or similar rights and when issued and delivered to the Holders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Holders of the Certificates, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. THE RECEIPT AND ACCEPTANCE OF A CERTIFICATE OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH CERTIFICATE OF ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.



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                                   ARTICLE VI

                  The Company and the Certificate Administrator

Section 6.01. Liability of the Company and the Certificate Administrator. The Company and the Certificate Administrator shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Certificate Administrator, as applicable, herein.

Section 6.02. Merger or Consolidation of the Company, or the Certificate Administrator. Any Corporation into which the Company or the Certificate Administrator may be merged or consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Company or the Certificate Administrator shall be a party, or any Corporation succeeding to the business of the Company or the Certificate Administrator, shall be the successor of the Company or the Certificate Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 6.03. Limitation on Liability of the Company, the Certificate Administrator and Others. Neither the Company nor the Certificate Administrator nor any of the directors, officers, employees or agents of the Company or the Certificate Administrator shall be under any liability to the Trust, the Holders of the REMIC I Regular Interests or the Certificateholders for any action taken by such Person or for such Person's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Certificate Administrator or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Certificate Administrator and any director, officer, employee or agent of the Company or the Certificate Administrator may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Certificate Administrator and any director, officer, employee or agent of the Company or the Certificate Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Underlying Certificate (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Certificate Administrator shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Certificate Administrator may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Underlying Certificates, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Company and the Certificate Administrator shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

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

Section 6.04. The Company and the Certificate Administrator not to Resign. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Certificate Administrator) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Certificate Administrator shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Certificate Administrator shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Certificate Administrator shall have assumed the Certificate Administrator's responsibilities and obligations in accordance with Section 7.02 hereof.

         If the Company is no longer acting as Certificate Administrator, then the successor Certificate Administrator shall give prompt written notice to the Company of any information received by such successor Certificate Administrator which affects or relates to an ongoing obligation or right of the Company under this Agreement.

Section 6.05. Trustee Access. The Certificate Administrator shall afford the Company and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Certificate Administrator, in respect of the Mortgage Loans and in respect of its rights and obligations hereunder and access to such of its officers as are responsible for such obligations. Upon reasonable request, the Certificate Administrator, shall furnish the Company and the Trustee with its most recent financial statements (or, for so long as the Company is the Certificate Administrator, the most recent consolidated financial statements for the Company appearing in the audited financial statements of Washington Mutual, Inc., or the entity with whose financial statements the financial statements of the Company are consolidated) and such other information as it possesses, and which it is not prohibited by law or, to the extent applicable, binding obligations to third parties with respect to confidentiality from disclosing, regarding its business, affairs, property and condition, financial or otherwise.

                                  ARTICLE VII

                                     Default

Section 7.01. Events of Default. (a) In case one or more of the following Events of Default by the Certificate Administrator or by a successor Certificate Administrator shall occur and be continuing, that is to say:

         (i) Any failure by the Certificate Administrator to deposit into the Certificate Account any payment required to be deposited therein by the Certificate Administrator under the terms of this Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Certificate Administrator by the Trustee or to the Certificate Administrator and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC II; or

         (ii) Failure on the part of the Certificate Administrator duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Certificate Administrator contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Certificate Administrator by the Trustee, or to the Certificate Administrator and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC II; or

         (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Certificate Administrator and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (iv) The Certificate Administrator shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Certificate Administrator or of or relating to all or substantially all of its property; or

         (v) The Certificate Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC II, by notice in writing to the Company and the Certificate Administrator (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Certificate Administrator, including its right to the Certificate Administrator Fee, under this Agreement and in and to the Underlying Certificates and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Certificate Administrator of such written notice, all authority and power of the Certificate Administrator under this Agreement, whether with respect to the Certificates or the Underlying Certificates or otherwise, shall pass to and be vested in the Trustee pursuant to and under this
Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Certificate Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Certificate Administrator agrees to cooperate with the Trustee in effecting the termination of the Certificate Administrator's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Certificate Administrator to the Certificate Account or thereafter be received with respect to the Underlying Certificates.

         (b) In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

         (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC II; or

         (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

         (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC II, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

         (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in REMIC II may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

Section 7.02. Trustee to Act; Appointment of Successor. On and after the date on which the Certificate Administrator receives a notice of termination pursuant to
Section 7.01 or the Certificate Administrator resigns pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Certificate Administrator under this Agreement and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising on or after such date of termination or resignation placed on the Certificate Administrator by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Certificate Administrator; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties of the Company or any liability incurred by the Certificate Administrator prior to such date of termination or resignation. As compensation therefor, the Trustee shall be entitled to all funds relating to the Underlying Certificates which the Certificate Administrator would have been entitled to retain or to withdraw from the Certificate Account if the Certificate Administrator had continued to act hereunder, except for those amounts due to the Certificate Administrator as reimbursement for amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Certificate Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Certificate Administrator hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Underlying Certificates as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Certificate Administrator hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

Section 7.03. Notification to Certificateholders. Upon any such termination or appointment of a successor to the Certificate Administrator, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and to the Certificate Insurer.

                                  ARTICLE VIII

                             Concerning the Trustees

Section 8.01.     Duties of Trustees.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it which are specifically required to be furnished to it pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Certificate Administrator to the Trustee pursuant to this Agreement.

         (c) No provision of this Agreement shall be construed to relieve the Trustee or the Delaware Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

         (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement;

         (ii) Neither the Trustee nor the Delaware Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Delaware Trustee, and, in the absence of bad faith on the part of the Trustee or the Delaware Trustee, such trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such trustee and conforming to the requirements of this Agreement; and

         (iii) Neither the Trustee nor the Delaware Trustee shall be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of REMIC II (or, in the case of the action described in Section 8.01(f), which evidence Percentage Interests aggregating more than 50% of REMIC II) relating to the time, method and place of conducting any proceeding for any remedy available to such trustee, or relating to the exercise of any trust or power conferred upon such trustee under this Agreement.

         (d) Within ten Business Days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agencies notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agencies) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agencies shall be given until at least 30 days after the occurrence thereof.

         (e) Concurrently with the execution hereof, the Trustee shall execute the Insurance Agreement dated of even date herewith and shall perform its obligations thereunder in accordance with the terms thereof. The Trustee shall have no duty to review or otherwise determine the adequacy of the Insurance Agreement on behalf of the Certificateholders.



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

         (f) The Trustee or the Delaware Trustee, as applicable, shall take or refrain from taking such action with respect to any proposed amendment to the Pooling and Servicing Agreement as the Certificateholders holding Certificates which evidence Percentage Interests aggregating more than 50% of REMIC II shall so direct in writing; provided, however, that no such act or failure to act shall: (i) reduce in any manner the amount of, or delay the timing of, payments received on any Certificate without the consent of the affected Certificateholder or (ii) amend this Section 8.01(f), without the consent of all of the Certificateholders then outstanding.

Section 8.02. Certain Matters Affecting the Trustees. Except as otherwise provided in Section 8.01:

         (i) Each of the Trustee and the Delaware Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) Each of the Trustee and the Delaware Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (iii) Neither the Trustee nor the Delaware Trustee shall be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Delaware Trustee shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates (including the Certificate Insurer, with respect to the Insured Certificates) evidencing Percentage Interests aggregating not less than 25% of REMIC II; provided, however, that if the payment within a reasonable time to the Trustee or the Delaware Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of such trustee, not reasonably assured to such trustee by the security, if any, afforded to it by the terms of this Agreement, such trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

         (v) Each of the Trustee and the Delaware Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys selected by it with reasonable care or designated by the Company;


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

         (vi) Neither the Trustee nor the Delaware Trustee shall be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Notice Address of such trustee;

         (vii) In no event shall the Trustee or the Delaware Trustee be held liable for acts or omissions of the Certificate Administrator or the other trustee (excepting the Trustee's own actions as Certificate Administrator). No provision of this Agreement shall require the Trustee or the Delaware Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (except for the giving of required notices), or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

         (viii) When the Trustee is acting as Certificate Administrator pursuant to Section 7.02, and to the extent permitted under applicable law, the Trustee is hereby authorized, in making or disposing of any investment permitted hereunder, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or its affiliate is acting as an agent of the Trustee or of any third person or dealing as principal for its own account; and

         (ix) Except as expressly provided in this Agreement, in no event shall the Trustee be under any duty or obligation to monitor, determine, investigate or compel compliance by the Trust with the requirements of the Statutory Trust Statute.

Section 8.03. Trustees Not Liable for Certificates or Underlying Certificates. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee and the Delaware Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company or the Trust, as applicable, and neither the Trustee nor the Delaware Trustee assumes any responsibility for their correctness. Neither the Trustee nor the Delaware Trustee makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Underlying Certificate. Neither the Trustee nor the Delaware Trustee shall be accountable for the use or application by the Company or the Trust, as applicable, of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Certificate Administrator or the Company in respect of the Underlying Certificates or deposited into the Certificate Account by the Certificate Administrator or the Company, nor shall the Trustee be responsible or liable for any delays in receiving amounts due on the Underlying Certificates.

Section 8.04. Trustees May Own Certificates. The Trustee, the Delaware Trustee or any agent or affiliate of such trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not trustee.

Section 8.05. The Certificate Administrator to Pay Trustees' Fees and Expenses. Subject to separate written agreements with the Trustee and the Delaware Trustee, the Certificate Administrator covenants and agrees to, and the

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

Certificate Administrator shall, pay each of the Trustee and the Delaware Trustee from time to time, and such trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of such trustee. Except as otherwise expressly provided herein, the Certificate Administrator shall pay or reimburse each of the Trustee and the Delaware Trustee upon such trustee's request for all reasonable expenses and disbursements incurred or made by such trustee in accordance with any of the provisions of this Agreement and indemnify such trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ and any expenses which arise out of or are imposed upon the Trustee or the Delaware Trustee in connection with the creation, operation or termination of the Trust) except any such expense or disbursement as may arise from its own negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee or the Delaware Trustee. The Tax Matters Person shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to REMIC I or REMIC II required to be prepared or filed by the Trustee or the Delaware Trustee and shall indemnify the Trustee and the Delaware Trustee for any liability of such trustees arising from any error in such returns.

Section 8.06. Eligibility Requirements for Trustees. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a Corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) acceptable to the Rating Agencies. If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such Corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Delaware Trustee hereunder shall at all times have its principal place of business in the State of Delaware and shall satisfy the applicable requirements under the laws of the State of Delaware authorizing it to act as the Delaware trustee of the Trust. In case at any time the Trustee or the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, such trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07. Resignation and Removal of Trustees. Each of the Trustee and the Delaware Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Certificate Administrator and the Certificate Insurer. Upon receiving such notice of resignation, the Certificate Administrator shall promptly appoint a successor trustee by written instrument (subject to the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld), in duplicate, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee or the Delaware Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to

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

resign after written request therefor by the Certificate Administrator, or if at any time the Trustee or the Delaware Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of such trustee or of its property shall be appointed, or any public officer shall take charge or control of such trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Certificate Administrator may remove such trustee and appoint a successor trustee by written instrument (subject to the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld), in duplicate, copies of which instrument shall be delivered to the trustee so removed, the trustee continuing in its capacity and the successor trustee.

         The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of REMIC II may at any time remove the Trustee or the Delaware Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Certificate Administrator, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         Any resignation or removal of the Trustee or the Delaware Trustee and appointment of a successor trustee pursuant to any of the provisions of this
Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08. Any expenses associated with the resignation of the Trustee or the Delaware Trustee shall be borne by such trustee, and any expenses associated with the removal of the Trustee or the Delaware Trustee shall be borne by the Certificate Administrator.

Section 8.08. Successor Trustee. Any successor trustee appointed as provided in
Section 8.07 shall execute, acknowledge and deliver to the Certificate Administrator and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Delaware Trustee herein. The predecessor shall deliver to the successor trustee all property held by it hereunder, and the Certificate Administrator and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Certificate Administrator shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register, (ii) the Certificate Insurer and
(iii) the Rating Agencies. If the Certificate Administrator fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.


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Section 8.09. Merger or Consolidation of Trustee. Any Corporation into which the
Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee or the Delaware Trustee shall be a party, or any Corporation succeeding to the corporate trust business of such trustee, shall be the successor of such trustee hereunder, provided such resulting or successor Corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the assets of the Trust may at the time be located, the Certificate Administrator and the Trustee or the Delaware Trustee, as applicable, acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by such trustee to act as co-trustee or co-trustees, jointly with such trustee, or separate trustee or separate trustees, of all or any part of the assets of the Trust and to vest in such Person or Persons, in such capacity, such title to the assets of the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Certificate Administrator and the Trustee or the Delaware Trustee, as applicable, may consider necessary or desirable; provided, that the Trustee or the Delaware Trustee, as applicable, shall remain liable for all of its obligations and duties under this Agreement. If the Certificate Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee or the Delaware Trustee, as applicable, alone shall have the power to make such appointment; provided, that such trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee or the Delaware Trustee, as applicable, shall be conferred or imposed upon and exercised or performed by the Trustee or the Delaware Trustee, as applicable, and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee or the Delaware Trustee, as applicable (whether as Trustee or Delaware Trustee hereunder or as successor to the Certificate Administrator hereunder), such trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the assets of the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee or the Delaware Trustee, as applicable.

         Any notice, request or other writing given to the Trustee or the Delaware Trustee shall be deemed to have been given to each of the then related separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate

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trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or the Delaware Trustee, as applicable, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee or the Delaware Trustee, as applicable. Every such instrument shall be filed with the Trustee or the Delaware Trustee, as applicable.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee or the Delaware Trustee, as applicable, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee or the Delaware Trustee, as applicable, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11. Authenticating Agents. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Certificate Administrator and must be a corporation, trust company or banking association organized and doing business under the laws of the United States of America or of any state, having an office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Certificate Administrator. The Trustee may, upon prior written approval of the Certificate Administrator, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Certificate Administrator. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this
Section 8.11, the Trustee may appoint, upon prior written approval of the Certificate Administrator, a successor Authenticating Agent, shall give written notice of such appointment to the Certificate Administrator and shall mail notice of such appointment to all Certificateholders. Any successor

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

Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

Section 8.12. Paying Agents. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01, Section 4.04(a) and Section 9.01(b) to the extent directed to do so by the Certificate Administrator. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Certificate Administrator and must be a corporation, trust company or banking association organized and doing business under the laws of the United States of America or of any state, having an office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

         Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

         Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Certificate Administrator; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Certificate Administrator, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Certificate Administrator, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Certificate Administrator. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Certificate Administrator, a successor Paying Agent, shall give written notice of such appointment to the Certificate Administrator and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.



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Section 8.13.     Duties of Delaware Trustee.

         (a) The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Statutory Trust Statute that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the Trustee.

         (b) The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware, (ii) the execution of any certificates with respect to the Trust required to be filed with the Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Statutory Trust Statute and (iii) such other duties as are set forth in this Article VIII. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Holders of the REMIC I Regular Interests or the Certificates, it is hereby understood and agreed by the parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement.

Section 8.14. Amendment to Certificate of Trust. If at any time required by
Section 3810 of the Statutory Trust Statute, the Trustee, the Delaware Trustee and any other trustee of the Trust shall cause an amendment to the Certificate of Trust to be filed with the Secretary of State in accordance with the provisions of such Section 3810.

Section 8.15. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust and (b) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

                                   ARTICLE IX

                                   Termination

Section 9.01. Termination Upon Purchase by the Certificate Administrator of the Underlying Certificates.

         (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Certificate Administrator to make payments to Certificateholders as hereafter set forth, the Trust and the respective obligations and responsibilities of the Company, the Certificate Administrator, the Trustee and the Delaware Trustee created hereby shall terminate in accordance with Section 3808 of the Statutory Trust Statute upon
(i) the purchase by the Certificate Administrator pursuant to the following paragraph of this Section 9.01(a) of the Underlying Certificates and all other property included in any REMIC formed under this Agreement at a price equal to the sum of (x) 100% of the aggregate outstanding Class Principal Balance of the Underlying Certificates (after giving effect to the distribution of principal


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

and allocation of Realized Losses to the Underlying Certificates on such Distribution Date) and (y) the appraised fair market value as of the effective date of the termination of the Trust of all other property included in any REMIC formed under this Agreement, any such appraisal to be conducted by an appraiser mutually agreed upon by the Certificate Administrator and the Trustee, or (ii) the final payment (or any advance with respect thereto) of the Underlying Certificates, and the payment to the Certificateholders and the Certificate Insurer of all amounts required to be paid to them hereunder; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         On any Distribution Date after the first date on which the aggregate Class Principal Balance of the Underlying Certificates is less than the Clean-Up Call Percentage of the aggregate Class Principal Balance of the Underlying Certificates as of the Closing Date, the Certificate Administrator may purchase the Underlying Certificates (after giving effect to the distributions and the allocation of Realized Losses to the Underlying Certificates on such Distribution Date), and all other property included in any REMIC formed under this Agreement at the price stated in clause (i) of the preceding paragraph; provided, that the Certificate Administrator may not so purchase the Underlying Certificates and all other property included in any REMIC formed under this Agreement if the price stated in clause (i) of the preceding paragraph exceeds the fair market value, determined in accordance with prudent industry practices, of all Underlying Certificates and all other property included in any REMIC formed under this Agreement. If such right is exercised, the Certificate Administrator shall provide to the Trustee and to the Certificate Insurer (and to the Company, if the Company is no longer acting as Certificate Administrator) the written certification of an officer of the Certificate Administrator (which certification shall include a statement to the effect that all amounts required to be paid in order to purchase the Underlying Certificates have been deposited in the Certificate Account) and the Trustee on behalf of the Trust shall promptly execute all instruments as may be necessary to release and assign to the Certificate Administrator the Underlying Certificates to the Trust.

         In no event shall the Certificate Administrator be required to expend any amounts other than those described in the first paragraph of this Section 9.01(a) in order to terminate the Trust or purchase the Underlying Certificates under this Section 9.01, and in no event shall the Company be required to expend any amounts in connection with such termination or purchase.

         (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Certificate Administrator's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.



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

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Certificate Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Certificate Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

         Upon the completion of winding up of the Trust, including the payment or the making reasonable provision for payment of all obligations of the Trust in accordance with Section 3808(e) of the Statutory Trust Statute, the Delaware Trustee shall prepare, the Trustee, the Delaware Trustee and any other trustee hereunder shall sign, and the Delaware Trustee (upon the Trustee's consent acting at the direction of the Certificate Administrator) shall file, a certificate of cancellation with the Secretary of State in accordance with
Section 3810 of the Statutory Trust Statute, at which time the Trust and this Agreement shall terminate. The Certificate Administrator shall act as the liquidator of the Trust and shall be responsible for taking all actions in connection with winding up the Trust, in accordance with the requirements of this Agreement (including this Section 9.01 and Section 9.02) and applicable law.

Section 9.02.     Additional Termination Requirements.

         (a) In the event the Certificate Administrator exercises its purchase option as provided in Section 9.01, REMIC I and REMIC II shall be terminated in accordance with the following additional requirements, unless the Certificate Administrator, at its own expense, obtains for the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that the failure of REMIC I and REMIC II to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of REMIC I and REMIC II as described in Section 860F of the Code, or (ii) cause REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding:

         (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Tax Matters Person shall prepare the documentation required and the Tax Matters Person and the Trustee shall adopt a plan of complete liquidation on behalf of REMIC I and REMIC II meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Certificate Administrator, on behalf of REMIC I and REMIC II; and

         (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Certificate Administrator as agent of the Trust shall sell all of the assets of REMIC I and REMIC II to the Certificate Administrator for cash in the amount specified in
Section 9.01.

         (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Tax Matters Person and the Trustee to adopt such a plan of complete liquidation upon the written request of the Tax Matters

Person and the Trustee and to take such other action in connection therewith as may be reasonably requested by the Tax Matters Person or the Trustee.

Section 9.03. Trust Irrevocable. Except as expressly provided herein, the trust created hereby is irrevocable.

                                   ARTICLE X

                            Miscellaneous Provisions

Section 10.01. Amendment.

         (a) This Agreement may be amended from time to time by the Certificate Administrator, the Company and the Trustee, without the consent of any of the Certificateholders, but with the prior written consent of the Certificate Insurer with respect to any amendment that adversely affects the interests of the Certificate Insurer or any of the Holders of the Insured Certificates:

         (i) to cure any ambiguity;

         (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein;

         (iii) to comply with any requirements imposed by the Code or any regulations thereunder;

         (iv) to correct the description of any property at any time included in REMIC I or REMIC II, or to assure the conveyance to the Trust of any property included in REMIC I or REMIC II;

         (v) pursuant to Section 5.01(c)(v); and

         (vi) to add any provision to, or amend any provision in, this Agreement, provided that such amendment or addition does not adversely affect in any material respect the interests of any Certificateholder;

provided, however, that any such amendment which modifies the rights or obligations of the Delaware Trustee hereunder shall require the consent of the Delaware Trustee. No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall change the powers of the Certificate Administrator. Prior to entering into any amendment (other than one entered into pursuant to clause (iii) of the second preceding sentence) without the consent of Certificateholders pursuant to this paragraph, the Trustee shall require an Opinion of Counsel addressed to the Trust and the Trustee to the effect that such amendment is permitted under this Agreement and has no material adverse effect on the interests of the Certificateholders; provided, however, that no such Opinion of Counsel shall be required if the Company obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates (determined without regard to the Certificate Insurance Policy). Prior to entering into any amendment pursuant to clause (iii) of the third preceding sentence without the consent of Certificateholders pursuant to this paragraph, the Trustee shall require an Opinion of Counsel to the effect that such action is necessary or helpful to comply with the requirements imposed by the Code or any regulations thereunder and shall not cause any REMIC formed under this Agreement to fail to qualify as such under the Code.

         (b) This Agreement may also be amended from time to time by the Certificate Administrator, the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of REMIC II for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Certificate Interest Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of REMIC I or REMIC II, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates; provided, further, that any such amendment which modifies the rights or obligations of the Delaware Trustee hereunder shall require the consent of the Delaware Trustee.

         Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to the Delaware Trustee and each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

         It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 10.02.    [Reserved.]

Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Trust or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any

Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC II shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         For so long as no Certificate Insurer Default exists (and whether or not any payments with respect to Deficiency Amounts or Avoided Payments have been made), the Certificate Insurer shall be deemed to be the sole Holder of all outstanding Insured Certificates with respect to any rights hereunder (other than the right to receive distributions on such Insured Certificates, except as provided in Section 3.21); provided that such rights may not be used to reduce the rights of the Holders of the Insured Certificates to receive distributions or to otherwise impair their rights under this Agreement as further described in the definition of "Certificateholder."

Section 10.04. Access to List of Certificateholders. The Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

         If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

         Every Certificateholder, by receiving and holding the same, agrees with the Certificate Administrator, the Trust, the Trustee and the Delaware Trustee that none of the Certificate Administrator, the Trust, the Trustee or the Delaware Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 10.05. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to its conflict of laws provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws provisions.

Section 10.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to the applicable Notice Address. Notices to the Rating Agencies shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agencies. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.08. Counterpart Signatures. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 10.09. Benefits of Agreement. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10 and the Certificateholders (and, solely to the extent expressly provided herein, the Certificate Insurer and the Underwriter), any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 10.10.    Notices and Copies to Rating Agencies.

         (a) The Trustee shall notify the Rating Agencies and the Certificate Insurer of the occurrence of any of the following events, in the manner provided in Section 10.06:

         (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d); and

         (ii) the appointment of a successor Certificate Administrator pursuant to Section 7.02;

         (b) The Certificate Administrator shall notify the Rating Agencies and the Certificate Insurer of the occurrence of any of the following events, or in the case of clauses (iii), (iv), (vii) and (viii) promptly upon receiving notice thereof, in the manner provided in Section 10.06:

         (i) any amendment of this Agreement pursuant to Section 10.01;

         (ii) the appointment of a successor Trustee or successor Delaware Trustee pursuant to Section 8.08;

         (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 with respect to the Certificate Administrator;

         (iv) any change in the location of the Certificate Account;

         (v) the purchase of the Underlying Certificates pursuant to Section 9.01; and

         (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii).

The Certificate Administrator shall provide copies of the statements pursuant to
Section 4.02, Section 4.05, Section 3.12, Section 3.13 or Section 3.15 or any other statements or reports to the Rating Agencies (with a copy to the Certificate Insurer) in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.05, the Certificate Administrator shall provide such reports to the Rating Agencies (with a copy to the Certificate Insurer) in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee or the Delaware Trustee has requested such report for such Distribution Date.

         IN WITNESS WHEREOF, the Company, the Trustee and the Delaware Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                 WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                 By:/s/ Thomas G. Lehman
                                    __________________________________________
                                    Name: Thomas G. Lehmann
                                    Title: First Vice President

                                 CITIBANK, N.A.,
                                 as Trustee

                                 By: /s/ Karen Schluter
                                    __________________________________________
                                    Name: Karen Schluter
                                    Title: Vice President

                                CHRISTIANA BANK & TRUST COMPANY,
                                 as Delaware Trustee

                                 By: /s/ James M. Young
                                    __________________________________________
                                    Name: James M. Young
                                    Title: Assistant Vice President



Signature page to Amended and Restated Trust Agreement for WaMu Series 2004-RS1

                         ACKNOWLEDGEMENT OF CORPORATION

STATE OF WASHINGTON                                  )
                                                     ) SS.
COUNTY OF KING                                       )


         I certify that I know or have satisfactory evidence that Thomas G. Lehmann is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that. he was authorized to execute the instrument and acknowledged it as the First Vice President of WASHINGTON MUTUAL MORTGAGE SECURITIES CORP., to be the free and voluntary act of such party for the uses and purposes mentioned therein.

Dated this 25th day of February, 2004.

                            Chrisdelda Landon
                            Notary Public in and for the State of Washington, residing at Seattle
                            My commission expires:  2-26-2007

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK                     )
                                      ) SS.
COUNTY OF NEW YORK                    )

         On this 24th day of February 2004 before me, a Notary Public in and for said State, personally appeared Karen Schluter, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacit(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature Nanette Murphy

         (SEAL)Notary Public, State of New York
               No. 01MU6086415
               Qualifed in Kings County
               Commission Expires 1/21/07

                                 ACKNOWLEDGEMENT

STATE OF DELAWARE                     )
                                      ) SS.
COUNTY OF NEWCASTLE                   )

         On this 23rd day of February 2004 before me, a Notary Public in and for said State, personally appeared James M. Young, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacit(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature Matthew C. Stepnowski

         (SEAL)Matthew C. Stepnowski
               Notary Public, State of Delaware
               Commission Expires Aug. 20, 2005

                                                                       Exhibit A
                                                                CUSIP 92922F ML9

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-1

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1   Portion of the Class A-1 Principal Balance as of the Closing
                  Date Evidenced by this Certificate:
                  $107,707,858.00

Class A-1 Certificate Interest Rate: 4.500%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-1 Principal Balance
as of the Closing Date: $107,707,858.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MM7

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-2

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1   Portion of the Class A-2 Principal Balance as of the Closing
                  Date Evidenced by this Certificate:
                  $13,963,546.00

Class A-2 Certificate Interest Rate: 5.500%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-2 Principal Balance
as of the Closing Date: $13,963,546.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MN5

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-3

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1  Portion of the Class A-3 Principal Balance as of the Closing
                 Date Evidenced by this Certificate:
                 $15,000,000.00

Class A-3 Certificate Interest Rate: 5.500%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-3 Principal Balance
as of the Closing Date: $15,000,000.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MP0

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-4

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1   Portion of the Class A-4 Principal Balance as of the Closing
                  Date Evidenced by this Certificate:
                  $36,750,000.00

Class A-4 Certificate Interest Rate: 5.500%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-4 Principal Balance
as of the Closing Date: $36,750,000.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MQ8

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-5

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

The Class A-5 Certificates will provide credit support to certain Classes of Certificates, as described in the Trust Agreement.

Series 2004-RS1     Portion of the Class A-5 Principal Balance as of the Closing
                    Date Evidenced by this Certificate:
                    $4,587,000.00

Class A-5 Certificate Interest Rate: 5.500%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-5 Principal Balance
as of the Closing Date: $4,587,000.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MR6

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-6

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004. Interest is not payable with respect to this Certificate.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1     Portion of the Class A-6 Principal Balance as of the Closing
                    Date Evidenced by this Certificate:
                    $245,454.00

Class A-6 Certificate Interest Rate: 0.000%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-6 Principal Balance
as of the Closing Date: $245,454.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MS4

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-7

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1   Portion of the Class A-7 Principal Balance as of the Closing
                  Date Evidenced by this Certificate:
                  $62,402,144.00

Class A-7 Certificate Interest Rate: 4.500%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-7 Principal Balance
as of the Closing Date: $62,402,144.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MT2

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-8

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1   Portion of the Class A-8 Principal Balance as of the Closing
                  Date Evidenced by this Certificate:
                  $39,960,856.00

Class A-8 Certificate Interest Rate: Variable

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-8 Principal Balance
as of the Closing Date: $39,960,856.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MU9

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-9

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1 Portion of the Class A-9 Notional Amount as of the Closing Date
                Evidenced by this Certificate:
                $39,960,856.00

Class A-9 Certificate Interest Rate: Variable, applied to the Class A-9 Notional Amount

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-9 Principal Balance
as of the Closing Date: $0.00

Class A-9 Notional Amount
as of the Closing Date: $39,960,856.00

                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MV7

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-10

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1   Portion of the Class A-10 Principal Balance as of the Closing
                  Date Evidenced by this Certificate:
                  $9,070,472.00

Class A-10 Certificate Interest Rate: 5.500%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-10 Principal Balance
as of the Closing Date: $9,070,472.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MW5

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-11

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1   Portion of the Class A-11 Principal Balance as of the Closing
                  Date Evidenced by this Certificate:
                  $30,597,000.00

Class A-11 Certificate Interest Rate: 5.500%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-11 Principal Balance
as of the Closing Date: $30,597,000.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MX3

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-12

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004. Interest is not payable with respect to this Certificate.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1  Portion of the Class A-12 Principal Balance as of the Closing
                 Date Evidenced by this Certificate:
                 $1,130,449.00

Class A-12 Certificate Interest Rate: 0.000%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-12 Principal Balance
as of the Closing Date: $1,130,449.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MY1

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-13

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1  Portion of the Class A-13 Principal Balance as of the Closing
                 Date Evidenced by this Certificate:
                 $43,083,142.00

Class A-13 Certificate Interest Rate: Variable

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-13 Principal Balance
as of the Closing Date: $43,083,142.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F MZ8

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-14

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1 Portion of the Class A-14 Notional Amount as of the Closing Date
                Evidenced by this Certificate:
                $43,083,142.00

Class A-14 Certificate Interest Rate: Variable, applied to the Class A-14 Notional Amount

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-14 Principal Balance
as of the Closing Date: $0.00

Class A-14 Notional Amount
as of the Closing Date: $43,083,142.00

                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F NA2

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-15

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1  Portion of the Class A-15 Principal Balance as of the Closing
                 Date Evidenced by this Certificate:
                 $23,779,000.00

Class A-15 Certificate Interest Rate: 4.000%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-15 Principal Balance
as of the Closing Date: $23,779,000.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F NB0

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-16

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1 Portion of the Class A-16 Notional Amount as of the Closing Date
                Evidenced by this Certificate:
                $3,242,590.00

Class A-16 Certificate Interest Rate: 5.500%, applied to the Class A-16 Notional Amount

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-16 Principal Balance
as of the Closing Date: $0.00

Class A-16 Notional Amount
as of the Closing Date: $3,242,590.00

                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F NC8

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-17

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1 Portion of the Class A-17 Principal Balance as of the Closing
                Date Evidenced by this Certificate:
                $25,396,000.00

Class A-17 Certificate Interest Rate: 4.700%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-17 Principal Balance
as of the Closing Date: $25,396,000.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F ND6

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-18

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1 Portion of the Class A-18 Notional Amount as of the Closing Date
                Evidenced by this Certificate:
                $230,872.00

Class A-18 Certificate Interest Rate: 5.500%, applied to the Class A-18 Notional Amount

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-18 Principal Balance
as of the Closing Date: $0.00

Class A-18 Notional Amount
as of the Closing Date: $230,872.00

                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F NE4

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-19

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1 Portion of the Class A-19 Principal Balance as of the Closing
                Date Evidenced by this Certificate:
                $25,000.00

Class A-19 Certificate Interest Rate: 4.750%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-19 Principal Balance
as of the Closing Date: $25,000.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit A
                                                                CUSIP 92922F NF1

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-20

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is February 26, 2004.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2004-RS1 Portion of the Class A-20 Principal Balance as of the Closing
                Date Evidenced by this Certificate:
                $800,000.00

Class A-20 Certificate Interest Rate: 4.750%

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class A-20 Principal Balance
as of the Closing Date: $800,000.00




                                   Cede & Co.
                                Registered Owner

                                                                       Exhibit B
                                                                CUSIP 92922F NG9

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class R

Evidencing a Percentage Interest in certain distributions with respect to a pool of mortgage pass-through certificates formed and administered by

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


IN THE CASE OF ANY CLASS R CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(d) OF THE TRUST AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF A CLASS R CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUST, THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR OR THE COMPANY.


This Certificate is issued by WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust. Solely for U.S. federal income tax purposes, this Certificate represents "residual interests" in "real estate mortgage investment conduits," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 2004-RS1 Percentage Interest evidenced by this Class R Certificate in the distributions to be made with respect to the Class R Certificates: ___________________________%

Class R Certificate Interest Rate: 5.485%. Additionally the Class R Certificates are entitled to Excess
Liquidation Proceeds and the Residual Distribution
Amount as defined in the Trust Agreement.

Closing Date: February 26, 2004

First Distribution Date: March 25, 2004

Last Scheduled Distribution Date: November 25, 2033

Class R Principal Balance as of the Closing Date: $100.00

                               ------------------
                                Registered Owner

                              Certificate No. ___

This Certificate does not represent an obligation of or interest in Washington Mutual Mortgage Securities Corp. or any of its affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed by any agency or instrumentality of the United States.

This certifies that the above-named Registered Owner is the registered owner of certain interests in (i) a pool of assets ("REMIC I") consisting of, among other things, mortgage pass-through certificates (the "Underlying Certificates"), formed and administered by Washington Mutual Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Trust Agreement referred to below, and (ii) a pool of assets ("REMIC II") consisting of interests in REMIC I. REMIC I and REMIC II were created pursuant to an Amended and Restated Trust Agreement, dated as of the Closing Date stated above (the "Trust Agreement"), among the Company, Citibank, N.A., as Trustee (the "Trustee"), and Christiana Bank & Trust Company, as Delaware Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Trust Agreement and the terms of this Certificate, the Trust Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

Distributions will be made, pursuant to the Trust Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portions (if any) then distributable on the Certificates of this Class of (i) the REMIC I Available Distribution Amount for such Distribution Date, as specified in Section 4.01 of the Trust Agreement and (ii) the REMIC II Available Distribution Amount for such Distribution Date, as specified in Section 4.04 of the Trust Agreement.

Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed.

WaMu MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-RS1 TRUST



                                By:      CITIBANK, N.A., as Trustee



                                        By:





                   (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

   This is one of the Certificates referred to in the within-mentioned Trust Agreement.

CITIBANK, N.A.,
as Trustee



By:

Dated:

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of Certificates designated as WaMu Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in REMIC I and REMIC II.

The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Trust Agreement.

As provided in the Trust Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Certificate Administrator of certain expenses incurred by it.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Trust Agreement at any time by the Company, the Certificate Administrator and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of REMIC II. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations of like Certificate Principal Balance or Percentage Interest, as applicable, as requested by the Holder surrendering the same.

A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement and the Trust created thereby shall terminate upon (i) the later of the maturity or other liquidation (including purchase by the Certificate Administrator) of the last Underlying Certificate remaining in the Trust and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the

Trust Agreement. In the event that the Company or the Certificate Administrator purchases any Underlying Agreement pursuant to the Trust Agreement, the Trust Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Class Principal Balance of such Underlying Certificate. The Trust Agreement permits, but does not require, the Certificate Administrator to purchase from the Trust all Underlying Certificates at the time subject thereto upon payment to the Certificateholders of the amounts specified in the Trust Agreement. The exercise of such right will effect early retirement of the Certificates, the Certificate Administrator's right to purchase being subject to the aggregate Class Principal Balance of the Underlying Certificates at the time of purchase being less than the Clean-Up Call Percentage of the aggregate Class Principal Balance of the Underlying Certificates as of the Closing Date.

                                   ASSIGNMENT



     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto ____________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within WaMu Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints _____________________________________________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated: ______________________ ________________________________________________
                              Signature Guaranteed

    __________________________________________________________________________
    NOTICE: The signature to this  assignment  must  correspond  with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. This Certificate does not represent an obligation of or an interest in Washington Mutual Mortgage Securities Corp. or any of its affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

                                   [Reserved]

                                                                       Exhibit D

                       Subgroup 2 Mortgage Loan Schedule



     Copies of the Mortgage Loan Schedule (which has been intentionally omitted from this filing) may be obtained from Washington Mutual Mortgage Securities Corp. or Citibank, N.A. by contacting:


         in the case of Washington Mutual Mortgage Securities Corp.,

               Laura Kelsey
               Master Servicing Department
               Washington Mutual Mortgage Securities Corp.
               75 N. Fairway Drive, VHF2A01
               Vernon Hills, IL 60061
               Telephone: (847) 393-5198
               Facsimile: (847) 549-2997

          in the case of Citibank, N.A.,

               Karen Schluter
               Citibank, N.A.
               111 Wall Street
               14th Floor, Zone 3
               New York, New York  10005
               Telephone: (212) 657-7781
               Facsimile: (212) 657-4009

                                                                       Exhibit E


                             SELLING AND SERVICING

                                    CONTRACT


This Selling and Servicing Contract (this "Agreement") is made and entered into by Washington Mutual Mortgage Securities Corp. and its successors and assigns ("Washington Mutual Mortgage") and the entity identified below and its successors and assigns (the "Company").


                                  WITNESSETH:

         WHEREAS, this Company wishes to sell first lien residential mortgage loans to, and service first lien residential mortgage loans on behalf of, Washington Mutual Mortgage; and

         WHEREAS, the Company has submitted a Seller Application to Washington Mutual Mortgage and has been approved by Washington Mutual Mortgage for participation in the Washington Mutual Mortgage Purchase Programs; and

         WHEREAS, the Company has received and reviewed the Washington Mutual Mortgage Purchase Programs Seller Guide (the "Seller Guide"), as well as the Washington Mutual Mortgage Servicing Guide (the "Servicing Guide" and, together with the Seller Guide, the "Guides"), and understands each and every provision thereof;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Washington Mutual Mortgage and the Company hereby agree as follows:

         1. Guides. The Guides, which set forth the terms and conditions under which Washington Mutual Mortgage may elect to purchase mortgage loans from the Company, and the Company shall service mortgage loans on behalf of Washington Mutual Mortgage, are a supplement to this Agreement and such Guides, as may be amended or supplemented from time to time by Washington Mutual Mortgage, are incorporated into this Agreement in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used and not defined herein have the meanings ascribed to them in the Guides.

         2. Company's Duties. The Company shall diligently perform all duties incident to the origination, sale and servicing of the mortgage loans subject to this Agreement. In the performance of its servicing duties, the Company shall exercise the same degree of care it exercises when servicing mortgage loans for its own account, but in no event shall the Company exercise less care than a reasonable prudent servicer would exercise under similar circumstances. In addition, the Company shall comply with all of the provisions of the Guides and with all other requirements and instructions of Washington Mutual Mortgage. The Company shall perform such duties at its sole expense, except as otherwise expressly provided in the Guides.

         3. Representations, Warranties and Covenants of the Company; Remedies of Washington Mutual Mortgage. With respect to each mortgage loan sold by the Company to Washington Mutual Mortgage pursuant to the terms of this Agreement, the Company shall make all of the representations, warranties and covenants set forth in the Guide and, in the event of the breach of any of such representations, warranties and covenants, Washington Mutual Mortgage shall have all of the remedies available at law or in equity, as well as all of the remedies set forth in the Guide, including, but not limited to, repurchase and indemnification. The representations and warranties made by the Company with respect to any mortgage loan subject to this Agreement, as well as the remedies available to Washington Mutual Mortgage upon the breach thereof, shall survive:
(a) any investigation regarding the mortgage loan conducted by Washington Mutual Mortgage, its assignees or designees, (b) the liquidation of the mortgage loan,
(c) the purchase of the mortgage loan by Washington Mutual Mortgage, its assignee or designee, (d) the repurchase of the mortgage loan by the Company and
(e) the termination of this Agreement.

         4. Compensation. The Company shall be compensated for its services hereunder as specified in the Guides.

         5. No Assignment. This Agreement may not be assigned by the Company without the prior written consent of Washington Mutual Mortgage. The Company hereby consents to the assignment by Washington Mutual Mortgage of all or any part of its rights and obligations under this Agreement to any affiliate designated by Washington Mutual Mortgage. Any other transfer by Washington Mutual Mortgage will be allowed and be effective upon written notice by Washington Mutual Mortgage to the Company.

         6. Prior Agreements. This Agreement supersedes any prior agreements and understandings between Washington Mutual Mortgage and the Company governing the subject matter hereof; provided, however, the Company shall not be released from any responsibility or liability that may have arisen under such agreements and understanding.

         7. Effective Date of Agreement. This Agreement is not effective until it is executed and accepted by Washington Mutual Mortgage at its home office in Illinois.

         8. Notices. All notices, requests, demands or other communications that are to be given under this Agreement shall be in writing, addressed to the appropriate parties, and shall be sent by certified mail, return receipt requested, postage prepaid, if to the Company, at the address below and, if to Washington Mutual Mortgage, to the appropriate address or facsimile number specified in the Guides. Any such notice, request, demand or other communication shall be deemed effective upon receipt.

         9. Independent Contractor. At no time shall the Company represent that it is acting as an agent, partner or joint venturer of Washington Mutual Mortgage. The Company shall at all times act as an independent contracting party.

         10. Amendment. This Agreement may not be amended or modified orally, and no provision of this Agreement may be waived or amended, except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Agreement. However, by their terms the Guides may be amended or supplemented by Washington Mutual Mortgage from time to time. Any such amendment(s) to the Guides shall be in writing and be binding upon the parties hereto on and after the effective date specified therein.

         11. Miscellaneous. This Agreement, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Agreement. All section headings contained herein are for convenience only and shall not be construed as part of this Agreement. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and to this end, the provisions hereof are severable. This Agreement shall be governed by, and construed and enforced in accordance with, applicable federal laws and laws of the State of Illinois, without reference to conflict of laws principles. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which shall constitute the same Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement by proper officials duly authorized on the dates hereinafter set forth. This Agreement shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of Washington Mutual Mortgage.

_______________________                 _______________________________
Name of the  Company                    Company  I.D.  Number
_______________________                 _______________________________
Type of organization                    Organized under laws of
____________________________            _____________________________________
Principal place of business:            street address, city, state, zip code
________________________________________________________
Typed name and title of the Company's authorized officer
_______________________________________________________  _______________________
Signature of the Company's authorized officer            Date

Agreed to and accepted by Washington Mutual Mortgage Securities Corp.
________________________________________________________________________________
Typed name and title of authorized representative
_______________________________________________________   ______________________
Signature of authorized representative                    Date

                                                                       Exhibit F


                                   [Reserved]

                                                                       Exhibit G


                                   [Reserved]

                                                                       Exhibit H


                   FORM OF ADDITIONAL MATTER INCORPORATED INTO
       THE FORM OF THE CERTIFICATES (OTHER THAN THE CLASS R CERTIFICATES)

This Certificate does not represent an obligation of or interest in Washington Mutual Mortgage Securities Corp. or any of its affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed by any agency or instrumentality of the United States.

This certifies that the above-named Registered Owner is the registered owner of certain interests in a pool of assets ("REMIC II") consisting of interests in another pool of assets ("REMIC I") consisting of, among other things, mortgage pass-through certificates (the "Underlying Certificates"), formed and administered by Washington Mutual Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Trust Agreement referred to below. REMIC I and REMIC II were created pursuant to a Amended and Restated Trust Agreement, dated as of the Closing Date stated above (the "Trust Agreement"), among the Company, Citibank, N.A., as Trustee (the "Trustee"), and Christiana Bank & Trust Company, as Delaware Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Trust Agreement and the terms of this Certificate, the Trust Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

Distributions will be made, pursuant to the Trust Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the REMIC II Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.04 of the Trust Agreement.

Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

 IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed.

                WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                SERIES 2004-RS1 TRUST




                By:   CITIBANK, N.A., as Trustee



                      By:_____________________________________________





                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

     This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

CITIBANK, N.A.,
as Trustee



By:_____________________________

Dated:__________________________

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                     WaMu MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of Certificates designated as WaMu Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in REMIC II.

The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Trust Agreement.

As provided in the Trust Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Certificate Administrator of certain expenses incurred by it.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Trust Agreement at any time by the Company, the Certificate Administrator and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of REMIC II. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations of like Certificate Principal Balance or Percentage Interest, as applicable, as requested by the Holder surrendering the same.

A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

[to be used only in the case of the Insured Certificates:] [Each Holder of this Certificate hereby agrees for the benefit of the Certificate Insurer that, to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Holders of the Insured Certificates, the Certificate Insurer will be subrogated to the rights of such Holder to the extent of such payments.]

The obligations created by the Trust Agreement and the Trust created thereby shall terminate upon (i) the later of the maturity or other liquidation (including purchase by the Certificate Administrator) of the last Underlying Certificate remaining in the Trust and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Trust Agreement. In the event that the Company or the Certificate Administrator purchases any Underlying Certificate pursuant to the Trust Agreement, the Trust Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Class Principal Balance of such Underlying Certificate. The Trust Agreement permits, but does not require, the Certificate Administrator to purchase from the Trust all Underlying Certificates at the time subject thereto upon payment to the Certificateholders of the amounts specified in the Trust Agreement. The exercise of such right will effect early retirement of the Certificates, the Certificate Administrator's right to purchase being subject to the aggregate Class Principal Balance of the Underlying Certificates at the time of purchase being less than the Clean-Up Call Percentage of the aggregate Class Principal Balance of the Underlying Certificates as of the Closing Date.

     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto ____________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within WaMu Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints _____________________________________________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated: ______________________ ________________________________________
                              Signature Guaranteed

    __________________________________________________________________________
    NOTICE: The signature to this  assignment  must  correspond  with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. This Certificate does not represent an obligation of or an interest in Washington Mutual Mortgage Securities Corp. or any of its affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

                                                                       Exhibit I


                             TRANSFEROR CERTIFICATE

                                     [Date]

Citibank, N.A., as Trustee
111 Wall Street, 14th Floor, Zone 3
New York, New York 10005
Attn: Structured Finance Group, Washington Mutual 2004-RS1

Re: Washington Mutual Mortgage Securities Corp. WaMu Mortgage Pass-Through Certificates, Series 2004-RS1, Class R

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale from (the "Seller") to (the "Purchaser") of $____________________ initial Certificate Principal Balance of WaMu Mortgage Pass-Through Certificates, Series 2004-RS1, Class R (the "Certificate"), pursuant to Section 5.01 of the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of February 26, 2004 among Washington Mutual Mortgage Securities Corp., as depositor and certificate administrator (the "Company"), Citibank, N.A., as trustee (the "Trustee"), and Christiana Bank & Trust Company, as Delaware trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Trust that:

1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Trust Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                                Very truly yours,

                                [Seller]

                                By:
                                         Name:
                                         Title:

                                                                       Exhibit J


                       TRANSFEREE AFFIDAVIT AND AGREEMENT



STATE OF          )
                  )   ss:
COUNTY OF         )



         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class R Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity), or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middle-man) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. That the Owner is aware that the Trustee will not register the Transfer of the Class R Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.01 of the Trust Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of
Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         8. The Owner's Taxpayer Identification Number is .

         9. That no purpose of the Owner relating to the purchase of the Class R Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax, and that in making this representation, the Owner warrants that the Owner is familiar with Treasury Regulation 1.860E-1(c) and with the preamble to the adoption of amendments to that regulation as of July 19, 2002, attached hereto as Exhibit 1.

         10. That the Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates. That the Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class R Certificates to permit the transferor to assess the financial capability of the Owner to pay such taxes.

         11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Class R Certificates remain outstanding.

         12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

         13. That the Owner is familiar with Treasury Regulation 1.860E-1(c) and with the preamble to the adoption of amendments to that regulation as of July 19, 2002, attached hereto as Exhibit 1, and that no purpose of the Owner relating to any sale of the Class R Certificates by the Owner will be to impede the assessment or collection of tax.

         14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity treated as a partnership or corporation for U.S. federal income tax purposes created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         15. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

         16. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of REMIC I and REMIC II (the "REMICs").

         17. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the REMICs or result in the imposition of tax on the REMICs unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

         18. The Owner as transferee of the Class R Certificates has represented to the transferor that, if the Class R Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificates as they become due.

         19. That the Owner satisfies the condition in the paragraph marked below [mark one paragraph only]:

         ___ The Owner is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of, or purchasing the Class R Certificates with "plan assets" of, any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101.

         ___ The Owner has delivered a Benefit Plan Opinion (as defined in
Section 1.01 of the Trust Agreement under which the Class R Certificates were issued).

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 20 __ .

                                [Name of Owner]

                                By:
                                         [Name of Officer]
                                         [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this ___ day of __________________, 20__.





                                NOTARY PUBLIC

                                COUNTY OF
                                STATE OF
                                My Commission expires the ___ day
                                of ______________, 20__

                                               Exhibit 1 to Transferee Affidavit


DEPARTMENT OF THE TREASURY
Internal Revenue Service
26 CFR Parts 1 and 602
[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES:   Effective Date: These regulations are effective July 19, 2002.
Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675. The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:

Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

                                      J-1-1

The accuracy of the estimated burden associated with the collection of information (see below);

How the quality, utility, and clarity of the information to be collected may be enhanced;

How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest


                                      J-1-2
does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.

The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity


                                      J-1-3
to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

It is anticipated that when final regulations are adopted with respect to FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

Reporting and record keeping requirements.

Adoption of Amendments to the Regulations



                                      J-1-4

Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                                                       Exhibit K

                      FORM OF CERTIFICATE INSURANCE POLICY


                                                     1221 Avenue of the Americas
                                                        New York, New York 10020
                                                      Telephone:  (212) 478-3400
                                                    Facsimile:    (212) 478-3597

FINANCIAL GUARANTY INSURANCE POLICY

Obligor:  WaMu Mortgage Pass-Through Certificates          Policy No:  CA00859A
          Series 2004-RS1 Trust

Insured Obligation:  $15,000,000 5.50% WaMu Mortgage      Effective Date:
                     Pass-Through Certificates,           February 26, 2004
                     Series 2004-RS1,
                     Class A-3 Certificates

         XL Capital Assurance Inc. (XLCA), a New York stock insurance company, in consideration of the payment of the premium, hereby unconditionally and irrevocably guarantees to the Trustee for the benefit of the Owners of the Insured Obligations, the full and complete payment by the Obligor of Scheduled Payments in respect of the Insured Obligation, subject only to the terms of this Policy (which includes the Endorsement attached hereto).

         XLCA will pay the Insured Amount to the Trustee upon the presentation of a Payment Notice to XLCA (which Payment Notice shall include an irrevocable assignment to XLCA of all rights and claims in respect of the relevant Insured Obligation, as specified in the Payment Notice), on the later of (a) one (1) Business Day following receipt by XLCA of a Payment Notice or (b) the Business Day on which Scheduled Payments are due for payment. XLCA shall be subrogated to the Owners' rights to payment on the Insured Obligations to the extent of any payment by XLCA hereunder. The obligations of XLCA with respect to a Scheduled Payment will be discharged to the extent funds to pay such Scheduled Payment are deposited in the account specified in the Payment Notice, whether such funds are properly applied by the Trustee or claimed by an Owner.

         In addition, in the event that any Scheduled Payment which has become due for payment and which is made to an Owner by or on behalf of the Trustee is recovered or is recoverable from the Owner pursuant to a final order of a court of competent jurisdiction in an Insolvency Proceeding that such payment constitutes an avoidable preference to such Owner within the meaning of any applicable bankruptcy law, XLCA unconditionally and irrevocably guarantees payment of the amount of such recovery (in accordance with Endorsement No. 1 hereto).

         This Policy sets forth in full the undertaking of XLCA and shall not be cancelled or revoked by XLCA for any reason, including failure to receive payment of any premium due hereunder or under the Insurance Agreement, and may not be further endorsed or modified without the written consent of XLCA. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of XLCA, nor against any risk other than Nonpayment and Avoided Payment, including any shortfalls, if any, attributable to the liability of the Obligor for taxes or withholding taxes if any, including interest and penalties in respect of such liability.

         THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         Any capitalized terms not defined herein shall have the meaning given such terms in the Endorsement attached hereto and forming a part hereof, or in the Insurance Agreement referenced therein. In witness whereof, XLCA has caused this Policy to be executed as of the Effective Date.

         ____________________                      ___________________________
         Name:                                     Name:
         Title:                                    Title:

              Financial Guaranty Insurance Policy Endorsement No.1
                        Effective Date February 26, 2004

                         Attached to and forming part of
                Financial Guaranty Insurance Policy No. CA00859A

Obligor:              WaMu Mortgage Pass-Through Certificates Series
                      2004-RS1 Trust

Insured Obligation:   $15,000,000 5.50% WaMu Mortgage Pass-Through Certificates,
                      Series 2004-RS1, Class A-3 Certificates

Beneficiary:          Citibank, N.A., as Trustee

Capitalized terms used herein and not otherwise defined herein or in the Policy shall have the meanings assigned to them in the Trust Agreement.

                  As used herein the term "Business Day" means any day other than Saturday or Sunday on which commercial banking institutions in New York, New York, are generally open for banking business.

                  As used herein the term "Insolvency Proceeding" means the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, the commencement, after the date hereof, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent, after the date hereof, to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

                  As used herein the term "Insured Amount" means, that portion of the Scheduled Payments that shall become due for payment but shall be unpaid by reason of Nonpayment.

                  As used herein the term "Nonpayment" means, with respect to any Distribution Date, the failure of the Trustee to receive in full, in accordance with the terms of the Trust Agreement that Scheduled Payment that is due for payment with respect to such date.

                  As used herein the term "Owner" means the registered owner of any Insured Obligation as indicated in the registration books maintained by or on behalf of the Obligor for such purpose or, if the Insured Obligation is in bearer form, the holder of the Insured Obligation.

                  As used herein, the term "Person" means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

                  As used herein the term "Scheduled Payment" means, (i) with respect to any Distribution Date during the Term of this Policy other than the Last Scheduled Distribution Date, the sum of (a) the Interest Distribution Amount for such Distribution Date, and (b) the principal portion of any Realized Losses allocated to the Class A-3 Certificates on such Distribution Date, (ii) on the Last Scheduled Distribution Date for the Insured Obligation, the sum of
(a) the aggregate Certificate Principal Balance of the Class A-3 Certificates,
(b) the Interest Distribution Amount for such Distribution Date and (c) the principal portion of any Realized Losses allocated to the Class A-3 Certificates on such Distribution Date (after giving effect to all other distributions to be made thereon on such Distribution Date) in accordance with the original terms of the Insured Obligations and the Trust Agreement when issued and without regard to any subsequent amendment or modification of the Insured Obligations or the Trust Agreement that has not been consented to in writing by XLCA and (iii) on any Distribution Date after the first date on which (x) the Class Principal Balance (as defined in the Pooling and Servicing Agreement) of the Underlying Certificates is less than or equal to 10% of the Class Principal Balance (as defined in the Pooling and Servicing Agreement) of the Underlying Certificates as of the Closing Date and the Certificate Administrator purchases the Underlying Certificates or (y) the aggregate Principal Balance of the mortgage loans in which the Underlying Certificates represent an interest (the "Underlying Mortgage Loans") is less than or equal to 5% of the aggregate Principal Balance of the Underlying Mortgage Loans as of the Cut-Off Date of the Underlying Trust and the Master Servicer purchases the Underlying Mortgage Loans, the sum of (a) the aggregate Certificate Principal Balance of the Class A-3 Certificates (after giving effect to all other distributions to be made thereon on such Distribution Date), (b) the Interest Distribution Amount for such Distribution Date and (c) the principal portion of any Realized Losses allocated to the Class A-3 Certificates on such Distribution Date (without duplication to any amounts distributed pursuant to clause (i) above). Notwithstanding the foregoing, "Scheduled Payments" shall in no event include payments which become due on an accelerated basis as a result of (a) any default by the Obligor, (b) the occurrence of any event of default under the Trust Agreement, (c) mandatory or optional redemption, in whole or in part (other than Scheduled Payments pursuant to clause (iii) of the immediately preceding paragraph), or (d) any other cause, unless XLCA elects, in its sole discretion, to pay such amounts in whole or in part (in which event Scheduled Payments shall include such accelerated payments as, when, and to the extent so elected by
XLCA). In the event that it does not make such election, Scheduled Payments shall include payments due in accordance with the original scheduled terms without regard to any acceleration. In addition, "Scheduled Payment" shall not include, nor shall coverage be provided under the Policy in respect of, (i) any make whole, redemption or call premium payable in respect of the Insured Obligations, (ii) any amounts due in respect of the Insured Obligations attributable to any increase in interest rate, penalty or other sum payable by the Trust by reason of any default or event of default in respect of the Insured Obligations, or by reason of any deterioration of the creditworthiness of the Issuer or (iii) any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to any holder of an Insured Obligation.

                  As used herein the term "Term of this Policy" means the period from and including the Effective Date to and including the first date on which
(i) all Scheduled Payments have been paid that are required to be paid by the Obligor under the Indenture; (ii) the 91 day period during which any Scheduled Payment could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii) above, a final and nonappealable order in resolution of each such proceeding has been entered provided, further, that if the Owners are required to return any Avoided Payment (as defined below) as a result of such insolvency proceeding, then the Term of the Policy shall terminate on the date on which XLCA has made all payments required to be made under the terms of this Policy in respect of all such Avoided Payments.

                  "Relief Act Shortfalls": For any Distribution Date and for any Mortgage Loan with respect to which the Servicemembers Civil Relief Act, or any comparable state legislation (collectively, the "Relief Act"), limits the amount of interest payable by the related Mortgagor, an amount equal to one month's interest on such Mortgage Loan at an annual interest rate equal to the excess, if any, of (i) the annual interest rate otherwise payable by the Mortgagor on the related Due Date under the terms of the related Mortgage Note over (ii) the annual interest rate payable by the Mortgagor on the related Due Date by application of the Relief Act.

                  "Certificate Principal Balance": For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

                  "Interest Distribution Amount": For any Distribution Date and the Class A-3 Certificates, the amount of interest accrued during the Prior Period, at the related Certificate Interest Rate for such Class for such Distribution Date, on the related Class Principal Balance immediately before such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class pursuant to the definition of "Uncompensated Interest Shortfall" and "Realized Loss," respectively. The computation of interest accrued shall be made on the basis of a 360 -day year of twelve 30 day months.

                  "Distribution Date": With respect to distributions on the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being March 25, 2004.

                  "Last Scheduled Distribution Date": November 25, 2033, or on the next succeeding Business Day.

                  "Realized Loss": For any Distribution Date, the amount allocated to the Underlying Certificates pursuant to the definition of "Realized Loss" in the Pooling and Servicing Agreement.

                  "Trust Agreement": The Amended and Restated Trust Agreement, dated as of February 26, 2004 by and among Washington Mutual Mortgage Securities Corp., as depositor and certificate administrator, Citibank, N.A., as trustee and Christiana Bank & Trust Company, as Delaware trustee.

                  To make a claim under the Policy, the Trustee shall deliver to XLCA a Payment Notice in the form of Exhibit A hereto (a "Payment Notice"), appropriately completed and executed by the Trustee. A Payment Notice under this Policy may be presented to XLCA by (i) delivery of the original Payment Notice to XLCA at its address set forth below, or (ii) facsimile transmission of the original Payment Notice to XLCA at its facsimile number set forth below. If presentation is made by facsimile transmission, the Trustee shall (x) simultaneously confirm transmission by telephone to XLCA at its telephone number set forth below, and (y) as soon as reasonably practicable, deliver the original Payment Notice to XLCA at its address set forth below. Any Payment Notice received by XLCA after 10:00 a.m., New York City time, on a Business Day, or on any day that is not a Business Day, will be deemed to be received by XLCA at 9:00 a.m., New York City time, on the next succeeding Business Day. XLCA shall make payments due in respect of Insured Amounts no later than 2:00 p.m. New York City time to the Trustee upon the presentation of a Payment Notice to XLCA on the later of (a) one (1) Business Day following receipt by XLCA of a Payment Notice or (b) the Business Day on which Scheduled Payments are due for payment.

                  Subject to the foregoing, if the payment of any amount with respect to the Scheduled Payment is voided (a "Preference Event") as a result of an Insolvency Proceeding and as a result of such Preference Event, the Owner is required to return such voided payment, or any portion of such voided payment, made in respect of the Insured Obligation (an "Avoided Payment"), XLCA will pay an amount equal to such Avoided Payment, as and when such payment would otherwise be due pursuant to the Trust Agreement without regard to acceleration or prepayment, and upon payment of such Avoided Payment and receipt by XLCA from the Trustee on behalf of such Owner of (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Owner or the Trustee on behalf of the Owner is required to return any such payment or portion thereof because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, substantially in the form attached hereto as Exhibit B, properly completed and executed by such Owner irrevocably assigning to XLCA all rights and claims of such Owner relating to or arising under such Avoided Payment and (z) a Payment Notice in the form of Exhibit A hereto appropriately completed and executed by the Trustee.

                  XLCA shall make payments due in respect of Avoided Payments no later than 2:00 p.m. New York City time on the Business Day following XLCA's receipt of the documents required under clauses (x) through (z) of the preceding paragraph. Any such documents received by XLCA after 10:00 a.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by XLCA at 9:00 a.m., New York City time, on the next succeeding Business Day. All payments made by XLCA hereunder on account of any Avoided Payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to any Holder directly (unless a Holder previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order, in which case such payment shall be disbursed to the Trustee for distribution to such Holder upon proof of such payment reasonably satisfactory to XLCA).

                  XLCA hereby waives and agrees not to assert any and all rights to require the Trustee to make demand on or to proceed against any person, party or security prior to the Trustee demanding payment under this Policy.

                  No defenses, set-offs and counterclaims of any kind available to XLCA so as to deny payment of any amount due in respect of this Policy will be valid and XLCA hereby waives and agrees not to assert any and all such defenses (including, without limitation, defense of fraud in the inducement or fact, or any other circumstances which would have the effect of discharging a surety in law or in equity), set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise. Upon any payment hereunder, in furtherance and not in limitation of XLCA's equitable right of subrogation and XLCA's rights under the Insurance Agreement, XLCA will be subrogated to the rights of the Owner in respect of which such payment was made to receive any and all amounts due in respect of the obligations in respect of which XLCA has made a payment hereunder. Any rights of subrogation acquired by XLCA as a result of any payment made under this Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of any amounts due the Owner on account of payments due under the Insured Obligation.

                  This Policy does not cover Relief Act Interest Shortfalls, interest shortfalls due to Payoffs or curtailments, shortfalls, if any, attributable to the liability of the Obligor or the Beneficiary for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) or any risk other than Nonpayment, including the failure of the Beneficiary to make any payment required under the Trust Agreement to the Owners.

                  This Policy is neither transferable nor assignable, in whole or in part, except to a successor trustee duly appointed and qualified under the Trust Agreement. All Payment Notices and other notices, presentations, transmissions, deliveries and communications made by the Trustee to XLCA with respect to this Policy shall specifically refer to the number of this Policy and shall be made to XLCA at:

                             XL Capital Assurance Inc.
                             1221 Avenue of the Americas
                             New York, New York 10020
                             Attention: Surveillance
                             Telephone: (212) 478-3400
                             Facsimile:  (212) 478- 3597

         or such other address, telephone number or facsimile number as XLCA may designate to the Trustee in writing from time to time. Each such Payment Notice and other notice, presentation, transmission, delivery and communication shall be effective only upon actual receipt by XLCA.

                  The obligations of XLCA under this Policy are irrevocable, primary, absolute and unconditional, subject to satisfaction of the conditions for making a claim under the Policy, and neither the failure of any Person to perform any covenant or obligation in favor of XLCA (or otherwise), nor the failure or omission to make a demand permitted hereunder, nor the failure of any assignment or grant of any security interest, nor the commencement of any Insolvency Proceeding shall in any way affect or limit XLCA's obligations under this Policy. If a successful action or proceeding to enforce this Policy is brought by the Trustee, the Trustee shall be entitled to recover from XLCA costs and expenses reasonably incurred, including, without limitation, reasonable fees and expenses of counsel.

                  This Policy and the obligations of XLCA hereunder shall terminate on the expiration of the Term of this Policy. This Policy shall be returned to XLCA by the Trustee upon the expiration of the Term of this Policy.

                  The Property/Casualty Insurance Security Fund specified in
Article 76 of the New York Insurance Law does not cover this Policy. The Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code does not cover this Policy. In the event that XLCA were to become insolvent, the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code excludes from coverage any claims arising under this Policy.

                  THIS POLICY SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  In the event any term or provision of the form of this Policy is inconsistent with the provision of this Endorsement, the provision of this Endorsement shall take precedence and be binding.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, XL Capital Assurance Inc. has caused this Endorsement to the Policy to be executed on the Effective Date.



         ____________________                      ___________________________
         Name:                                     Name:
         Title:                                    Title:

               Exhibit A to Financial Guaranty Policy No. CA00859A

         XL Capital Assurance Inc.
         1221 Avenue of the Americas
         New York, New York 10020
         Attention: Surveillance

                                 PAYMENT NOTICE
                  UNDER FINANCIAL GUARANTY POLICY No. CA00859A

                  [Identify Trustee] as Trustee (the "Trustee"), hereby certifies to XL Capital Assurance Inc. ("XLCA") with reference to that certain Financial Guaranty Policy, No. CA00859A dated February 26, 2004 (the "Policy"), issued by XLCA in favor of the Trustee on behalf of the Owner under the Trust Agreement, dated as of February 26, 2004 (the "Trust Agreement"), between the WaMu Mortgage Pass-Through Certificates Series 2004-RS1 Trust and the Trustee, as follows:

                  1. The Trustee is the trustee under the Trust Agreement and the beneficiary on behalf of each Owner of the Policy.

                  2. Trustee is entitled to make a demand under the Policy pursuant to Section __ of the Trust Agreement.

                  3. This notice relates to the [insert date] Distribution Date. The amount demanded is to be paid in immediately available funds to the [Specify Account] at [Identify Financial Institution Holding Account] account number[_____].

         [For a Payment Notice in respect of Insured Amounts other than Avoided Payment, use paragraph 4.]

                  4. The Trustee demands payment of $________ which is an amount equal to the amount by which the [Describe calculation of Insured Amount under Policy].

         [For a Payment Notice in respect of an Avoided Payment use the following paragraphs [4] or [5].]

[4.] or [5.] The Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the Policy on the date hereof in respect of Avoided Payments is the amount paid or to be paid simultaneously with such draw on the Policy, by the Owner on account of a Preference Event [$________] (the "Avoided Payment Amount"), (ii) the Owner with respect to which the drawing is being made under the Policy has paid or simultaneously with such draw on the Policy will pay such Avoided Payment Amount, and (iii) the documents required by the Policy to be delivered in connection with such Avoided Payment and Avoided Payment Amount have previously been presented to XLCA or are attached hereto.

                  [6] The Trustee agrees that, following payment of funds by XLCA, it shall use reasonable efforts to procure (a) that such amounts are applied directly to the payment of any Insured Amount which is due for payment;

(b) that such funds are not applied for any other purpose; and (c) the maintenance of accurate record of such payments in respect of the Insured Obligation and the corresponding claim on the Policy and the proceeds thereof.

                  [7] The Trustee, on behalf of itself and the Owners, hereby assigns to XLCA all rights and claims (including rights of actions and claims in respect of securities laws violations or otherwise) of the Trustee and the Owners with respect to the Insured Obligation to the extent of any payments under the Policy. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to XLCA in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably required by XLCA to effectuate the purposes of provisions [ ] of this Clause 7.

                  [8] The Trustee, on behalf of itself and the Owners, hereby appoints XLCA as agent and attorney-in-fact for the Trustee and the Owners in any legal proceeding in respect of the Insured Obligation. The Trustee, on behalf of itself and the Owners, thereby (and without limiting the generality of the preceding sentence) agrees that XLCA may at any time during the continuation of any proceeding by or against any debtor with respect to which a Preference Claim (as defined below) or other claim with respect to the Insured Obligation is asserted under any Insolvency Proceeding, direct all matters relating to such Insolvency Proceeding, including, without limitation, (a) all matters relating to any claim in connection with a Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the obligations (a "Preference Claim"), (b) the direction of any appeal of any order relating to any Preference Claim and (c) the posting of any surety, supersedes or performance bond pending any such appeal. In addition, the Trustee, on behalf of itself and the Owners, hereby agrees that XLCA shall be subrogated to, and the Trustee, on behalf of itself and the Owners, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and the Owners in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Policy or [Identify Document]

                  IN WITNESS WHEREOF, this notice has been executed this ____ day of ________, ____.

                                        ________________________, as Trustee
                                        By:_____________________
                                           Authorized Officer


Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading Information Concerning Any Fact Material Thereof, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation

         Exhibit B to Financial Guaranty Insurance Policy, No. CA00859A

         Form of Assignment

                  Reference is made to the Financial Guaranty Insurance Policy No. CA00859A, dated February 26, 2004 (together with the Endorsement attached thereto, the "Policy") issued by XL Capital Assurance Inc. ("XLCA") relating to the $15,000,000 5.50% WaMu Mortgage Pass-Through Certificates, Series 2004-RS1, Class A-3 Certificates. Unless otherwise defined herein, 1capitalized terms used in this Assignment shall have the meanings assigned thereto in the Policy as incorporated by reference therein. In connection with the Avoided Payment of [$ ] paid by the undersigned (the "Owner") on [ ] and the payment by XLCA in respect of such Avoided Payment pursuant to the Policy, the Owner hereby irrevocably and unconditionally, without recourse, representation or warranty (except as provided below), sells, assigns, transfers, conveys and delivers all of such Owner's rights, title and interest in and to any rights or claims, whether accrued, contingent or otherwise, which the Owner now has or may hereafter acquire, against any person relating to, arising out of or in connection with such Avoided Payment. The Owner represents and warrants that such claims and rights are free and clear of any lien or encumbrance created or incurred by such Owner.

                                            _________________________
                                            Owner




________________________

                  1 In the event that the terms of this form of assignment are reasonably determined to be insufficient solely as a result of a change of law or applicable rules after the date of the Policy to fully vest all of the Owner's right, title and interest in such rights and claims, the Owner and XLCA shall agree on such other form as is reasonably necessary to effect such assignment, which assignment shall be without recourse, representation or warranty except as provided above.